                                  EVERGREEN
                                TAX-FREE FUNDS


(Photo with building with columns)    (Evening sunset photo) (City view at dusk)


             (Photo inset of lake with high mountains and skyline)



                              1996 ANNUAL REPORT

                             (Evergreen tree logo)

                            EVERGREEN TAX-FREE FUNDS
                               TABLE OF CONTENTS

(photo with building with columns)                A Review of the Past Year and Prospects for the Future....................     1
                                      HIGH GRADE  A Report From Your Portfolio Manager......................................     3
                                   TAX FREE FUND  Results to Date...........................................................     4
                                                  Statement of Investments..................................................     5
                                                  Statement of Assets and Liabilities.......................................    10
                                                  Statement of Operations...................................................    11
                                                  Statement of Changes in Net Assets........................................    12
                                                  Financial Highlights......................................................    13

(Photo of evening sunset)     SHORT-INTERMEDIATE  A Report From Your Portfolio Manager......................................   15
                                  MUNICIPAL FUND  Results to Date...........................................................   16
                                                  Statement of Investments..................................................   17
                                                  Statement of Assets and Liabilities.......................................   20
                                                  Statement of Operations...................................................   21
                                                  Statement of Changes in Net Assets........................................   22
                                                  Financial Highlights......................................................   23

(City view at dusk)           SHORT-INTERMEDIATE  A Report From Your Portfolio Manager......................................   25
                                       MUNICIPAL  Results to Date...........................................................   26
                                 FUND-CALIFORNIA  Statement of Investments..................................................   27
                                                  Statement of Assets and Liabilities.......................................   29
                                                  Statement of Operations...................................................   30
                                                  Statement of Changes in Net Assets........................................   31
                                                  Financial Highlights......................................................   32

                                                  Combined Notes to Financial Statements....................................   33
                                                  Independent Auditors' Report -- KPMG Peat Marwick LLP.....................   39
                                                  Report of Independent Accountants -- Price Waterhouse LLP.................   40

                                                  Trustees and Officers......................................   Inside Back Cover

EVERGREEN(SM) is a Service Mark of Evergreen Asset Management Corp. Copyright 1995, Evergreen Asset Management Corp.

                            EVERGREEN TAX-FREE FUNDS
A REVIEW OF THE PAST YEAR
AND PROSPECTS FOR THE FUTURE
BY STEPHEN A. LIEBER
   The continued expansion of the United States   (Photo of Stephen A. Lieber)
economy and the persistence of inflation at 3% or
less, has evidently sent mixed signals to the
investment markets. The
equity market this year has gone from new high to new high. The willingness of American savers to put money into the hands of equity mutual funds to buy stocks in the United States and abroad is unprecedented. Even foreign investors, who have long been skeptical of the rising prices of U.S. equities and the recent relatively higher valuations than in many other industrial countries, have begun to move heavily into U.S. equities. Only the bond market has suffered negative trends this year. But, it showed no further losses when measured from the end of the second calendar quarter to the end of the third.
   In contrast, it yielded modest gains early in the third quarter. Evidence of slowed final demand in many sectors of the economy has begun to reduce the fears of many investors over inflationary pressures. While confidence increases that both producer and consumer price indexes will remain in a narrow range, around 3%, apprehensions of possibly renewed inflation are now focused on the trend of hourly wages. Hourly wages have moved up slightly in the last two months.
   The apparent consensus among business economists currently is to expect a 2% growth rate for the U.S. economy in the second half of 1996, with a similar level to continue into 1997. These views are, in part, based on historical trends, in which the late cycle characteristics of the U.S. economy typically show economic deceleration. Such a deceleration is not widely feared, in view of the fact that real income growth is likely to be sustained by a 2% to 2 1/2% employment growth, plus a 3% to 3 1/2% earnings growth, before a 3% inflation. The appearance of such decelerating trends and their continuation would likely bring bond yields down, as the inflation premium would be removed from bond market expectations. Many who dissent from the consensus view that the economy will slow, argue that the European economies and Japan's economy are likely to revive in 1997, which will create more export demand for U.S. products and, therefore, increase our growth rate. More pessimistic observers of the American economy believe that the American consumer has overspent, as evidenced by the rising rate of credit card delinquencies, and by the "wealth effect" of a stock market achieving record highs.
   For the bond market, we expect that fairly stable, rather than rising, inflation, and a somewhat declining overall business rate of growth, together with a narrow range currency market, should enable a gradual decline in interest rates.
   Tax-exempt fixed income investment in 1996 has had comparatively better returns than taxable bond investment. Much of this difference is due to the fact that the flat tax, or sharply
                                                                               1

                            EVERGREEN TAX-FREE FUNDS
A REVIEW OF THE PAST YEAR AND
PROSPECTS FOR THE FUTURE -- (CONTINUED)
reduced income tax, advocacies of presidential candidates earlier in the year, were eliminated as concerns for tax-exempt investors. Therefore, tax-exempt bonds have risen to a normal level of relationship to taxable bonds. Further improving valuations has been the lack of major concerns over credit quality issues. Orange County California's default has fallen into memory and its credit is in the process of restoration. Other credit problems regarding certain public power facilities and the rental of municipal buildings have also been overcome. Correspondingly, the supply of new tax-exempt issues declined, especially as interest rate increases cut down the number of new issues replacing refunded bonds. The credit quality overall has been enhanced by further record gains for the use of bond insurance, while the insurers themselves have had their credit quality improved by record accumulations of earnings. In summary, the tax-exempt securities market toward the end of 1996 appears to be in a healthy condition.
2

                       EVERGREEN HIGH GRADE TAX FREE FUND
(Photo of building with columns)
A REPORT FROM YOUR
PORTFOLIO MANAGER
JAMES T. COLBY, III
   In our semiannual report in February, we pointed out the
possibility of a sea change for certain indicators signaling stronger economic growth. Since that time, the market has indeed been shaped by several strong reports pointing to a very healthy economic landscape in which expectations are improving for
housing, retail sales and employment. Unemployment, in fact, reached a seven-year low at 5.1% and the reports of wage gains portend, at least, healthier consumer demand if not a higher
inflation rate.                                  (Photo of James T. Colby, III)
   The market reaction to these developments took a predictable course, as long-term government bond yields rose from 6.36% in March to 7.15% in August, bringing a drop in price of ten points. This move was reflective of both the confusion and the concern among traders and investors over the reemergence of inflation. They feared that the Federal Reserve might raise short-term rates. Reduced employment growth and steady Consumer Price Index reports released in early fall evidently allowed the Fed to stay the course. But, a cautious policy prevails in the investment markets. Short-term rate increases are still expected by many Wall Street participants, although fewer than during the summer.
   As we predicted in February, the municipal marketplace, due to its excellent technical position, outperformed treasuries by a fair margin, not suffering as severe upturns or downturns which characterized the treasury market during this period. Still, yields for long-term municipals rose from 5.50% to 5.90%, a price drop of about six points.
   Our decision to remain in a neutral position relative to our maturities and duration of six months ago, reflected our concern for the dichotomy of opinions which existed concerning the growth of wages and employment. As is evident from the market's reaction, there was nothing to gain from assuming additional market risk. Until a clearer pattern emerges relative to future economic gains, we shall continue to maintain this neutral stance versus our benchmarks.
   Going forward, and from the perspective of how we felt about the market one year ago, the municipal marketplace should remain in a good technical position for the balance of this calendar year. Whereas last year, when we felt that municipals were significantly undervalued and we increased our durations, tax-exempt bonds currently are fully valued relative to Treasury Bonds and may cheapen if insurance and casualty companies who represent the demand side of the market commit less cash in coming months. We will continue our effort to base this Fund's portfolio on high quality investments with excellent after-tax returns.
   At fiscal year-end on August 31, 1996, 91% of the Fund's net assets were invested in bonds rated triple A by either Moody's or S&P. The Fund's weighted average maturity was 14.3 years and its duration 8.6 years. The table below illustrates the Fund's yields as of August 31. (For additional performance information, please see page 4.)

                                  CLASS Y SHARES      CLASS A SHARES      CLASS B SHARES
30-Day SEC Yield                       5.11%               4.62%               4.09%
Tax-Equivalent Yield                   7.98%               7.22%               6.39%

   We look forward to reporting to you the key issues impacting the economy and the tax exempt market when we reach our semiannual reporting period next February.
   Thank you for choosing Evergreen High Grade Tax-Free Fund as your investment vehicle of choice.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS
 *BONDS ARE INSURED AS TO PAYMENT OF PRINCIPAL AND INTEREST. THE FUND ITSELF IS
  NOT INSURED, NOR IS THE VALUE OF ITS SHARES GUARANTEED.
**TAX-EQUIVALENT YIELD ASSUMES A 36% FEDERAL TAX BRACKET. TAX-EQUIVALENT YIELD
  WOULD BE LOWER FOR INVESTORS IN LOWER TAX BRACKETS AND HIGHER FOR INVESTORS IN HIGHER TAX BRACKETS. YIELDS FLUCTUATE.
DURING THE PERIOD UNDER REVIEW, THE ADVISER CONTINUED TO VOLUNTARILY WAIVE A PORTION OF ITS ADVISORY FEE. HAD FEE NOT BEEN WAIVED, YIELDS WOULD HAVE BEEN LOWER. FEE WAIVER MAY BE REVISED AT ANY TIME.
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
THE FUND'S INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES AND THE FEDERAL ALTERNATIVE MINIMUM TAX FOR CERTAIN INVESTORS.
CLASS A SHARES ARE SUBJECT TO A MAXIMUM 4.75% FRONT-END SALES CHARGE AND CLASS B SHARES ARE SUBJECT TO A MAXIMUM 5% CONTINGENT DEFERRED SALES CHARGE.
                                                                               3

                       EVERGREEN HIGH GRADE TAX FREE FUND
(Photo of building with columns)
RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN HIGH GRADE TAX FREE FUND
The graphs below compare a $10,000 investment in the Evergreen High Grade Tax Free Fund (Class A, Class B and Class Y Shares) with a similar investment in the Lehman Brothers Insured Bond Index ("Index").


GRAPH OF CLASS A
ONE YEAR TOTAL RETURN = 0.2%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 5.9%

(Class A Chart appears here. Plot points are below.)

2/21/92*     8/31/92       8/31/93      8/31/94      8/31/95       8/31/96

(Customer to fill in plot point.)



GRAPH OF CLASS B
ONE YEAR TOTAL RETURN = 0.6%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 4.7%

(Class B Chart appears here. Plot points are below.)

1/11/93*     8/31/93       8/31/94      8/31/95       8/31/96

(Customer to fill in plot point.)


GRAPH OF CLASS Y
ONE YEAR TOTAL RETURN = 5.5%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 4.5%

(Class Y Chart appears here. Plot points are below.)

2/28/94     8/31/94      2/28/95      8/31/95       2/29/96    8/31/96

(Customer to fill in plot point.)


-- EVERGREEN HIGH GRADE TAX FREE FUND  _____ LEHMAN BROTHERS INSURED BOND INDEX


*Commencement of class operations.
 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS
                                      ARE
 NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.
     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 4.75% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B Shares, assuming full redemption on August 31, 1996; (c) all recurring fees (including investment advisory fees) were deducted; and (d) all dividends and distributions were reinvested.
     The investment adviser is currently waiving a portion of the Fund's expenses. Had expenses not been waived, returns would have been lower.
     The Index is an unmanaged index and includes the reinvestment of income, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
4

                          EVERGREEN HIGH GRADE TAX FREE FUND
                                STATEMENT OF INVESTMENTS
(Photo of building with columns)    AUGUST 31, 1996

PRINCIPAL
 AMOUNT
  (000)                                              VALUE
 LONG-TERM MUNICIPAL SECURITIES -- 96.7%
            ALASKA -- 1.0%
 $   500    Municipality of Anchorage
            1995 GO Sch. & GO Refunding
            Sch. Bonds,
            6.00%, 10/1/14, (FGIC)............... $    515,050
     500    Municipality of Anchorage Sr.
            Lien Elec. RRB, (Ser. 1993),
            6.20%, 12/1/13, (MBIA)...............      519,080
                                                     1,034,130
            ARIZONA -- 3.5%
   2,500    City of Phoenix GO Refunding Bonds,
            (Ser. 1995A),
            6.25%, 7/1/17........................    2,682,100
   1,000    Creighton Elem. Sch. Dist. No. 14
            of Maricopa Cnty. Sch. Imp. Bonds
            (Proj. of 1990), (Ser. C 1991),
            6.50%, 7/1/07, (FGIC)................    1,110,960
                                                     3,793,060
            CALIFORNIA -- 2.9%
     500    City of Big Bear Lake
            Dept. of Wtr. & Pwr. Wtr. RRB,
            6.00%, 4/1/15, (MBIA)................      514,130
   2,000    Redevelopment Agcy. of the
            City of San Jose Merged Area
            Redev. Proj. Tax Allocation
            Bonds, (Ser. 1993),
            6.00%, 8/1/15, (MBIA)................    2,073,520
     500    San Mateo Cnty. Joint Pwrs.
            Financing Auth. Lease RB
            (Capital Projs. Prog.),
            (1993 Refunding Ser. A),
            6.50%, 7/1/16, (MBIA)................      545,230
                                                     3,132,880
            COLORADO -- 1.5%
   1,000    Arapahoe Cnty. E-470 Pub.
            Auth. Capital Imp. Trust Fund
            Hwy. RB (E-470 Proj.) Sr.
            Current Interest Bonds,
            7.00%, 8/31/26.......................    1,049,730
     500    School Dist. No. 1 in the City &
            Cnty. of Denver GO Refunding Bonds
            (Ser. 1994A),
            6.50%, 6/1/10, (MBIA)................      552,340
                                                     1,602,070
PRINCIPAL
 AMOUNT
  (000)                                              VALUE
            CONNECTICUT -- 2.7%
 $ 1,500    State of Connecticut Hlth. & Edl.
            Facs. Auth. RB, Yale-New Haven
            Hosp. Issue, (Ser. H),
            5.70%, 7/1/25, (MBIA)................ $  1,442,475
   1,400    State of Connecticut Spec. Tax Oblig.
            RB (Trans. Infrastructure),
            (Ser. 1992B),
            6.125%, 9/1/12, (MBIA)...............    1,480,066
                                                     2,922,541
            FLORIDA -- 1.0%
   1,000    Hillsborough Cnty. Indl. Dev.
            Auth. Ind. Dev. RB (Univ.
            Cmnty. Hosp.), (Ser. 1994),
            6.50%, 8/15/19, (MBIA)...............    1,086,840
            GEORGIA -- 6.7%
   2,500    City of Atlanta Arpt. Facs.
            RB, (Ser. 1994B),
            6.00%, 1/1/21, (AMBAC) (a)...........    2,465,150
     500    City of Atlanta Arpt. Facs.
            RRB, (Ser. 1994A),
            6.50%, 1/1/10, (AMBAC)...............      551,260
   1,500    City of Brunswick Wtr. & Swr.
            Rev. Refunding & Imp. Bonds,
            (Ser. 1992),
            6.10%, 10/1/19, (MBIA)...............    1,566,540
   2,400    Municipal Elec. Auth. of
            Georgia Proj. One Spec.
            Oblig. Bonds, (Fifth
            Crossover Ser.),
            6.50%, 1/1/17, (MBIA)................    2,610,936
                                                     7,193,886
            HAWAII -- 1.0%
   1,000    State of Hawaii Arpt. Sys. RB,
            (Second Ser. 1990),
            7.50%, 7/1/20, (FGIC)................    1,093,190
            IDAHO -- .8%
     895    Idaho Hsg. Agcy. Single
            Family Mtge. Bonds,
            (1994 Ser. C-1 Sr. Bonds &
            Mezzanine Bonds),
            6.30%, 7/1/11........................      907,342

                                                                               5

                                  EVERGREEN HIGH GRADE TAX FREE FUND
                               STATEMENT OF INVESTMENTS -- (CONTINUED)
(Photo of building with columns)          AUGUST 31, 1996

PRINCIPAL
 AMOUNT
  (000)                                              VALUE
LONG-TERM MUNICIPAL SECURITIES -- CONTINUED
            ILLINOIS -- 10.6%
 $ 2,150    City of Chicago GO Current
            Interest Bonds, (Proj. Ser. 1995),
            6.125%, 1/1/16, (AMBAC).............. $  2,176,101
   1,250    City of Chicago Wtr. RRB,
            (Ser. 1993),
            6.50%, 11/1/15, (FGIC)...............    1,350,312
   2,000    Illinois Dev. Fin. Auth.
            Poll. Ctrl. RRB (Commonwealth
            Edison Co. Proj.), (Ser. 1991),
            7.25%, 6/1/11, (MBIA)................    2,220,600
   3,000    Illinois Dev. Fin. Auth.
            Poll. Ctrl. RRB (Commonwealth
            Edison Co. Proj.), (Ser. 1994D),
            6.75%, 3/1/15, (AMBAC)...............    3,287,640
   1,750    Illinois Hlth. Facs. Auth.
            Hlth. Facs. RRB (SSM Hlth.
            Care), (Ser. 1992AA),
            6.50%, 6/1/12, (MBIA)................    1,907,465
     500    Regional Trans. Auth. GO,
            (Ser. 1991A),
            6.70%, 11/1/21, (FGIC)...............      554,165
                                                    11,496,283
            INDIANA -- 6.8%
   2,300    Indiana Muni. Pwr. Agcy. Pwr.
            Supply Sys. RB, (1993 Ser. A),
            6.125%, 1/1/19, (MBIA)...............    2,316,905
            Indiana Muni. Pwr. Agcy. Pwr.
            Supply Sys. RRB, (1993 Ser. B),
   1,390    6.00%, 1/1/12, (MBIA)................    1,449,506
   1,000    6.00%, 1/1/13, (MBIA)................    1,039,100
     700    Indiana Trans. Fin. Auth.
            Hwy. RB, (Ser. 1992A),
            6.80%, 12/1/16, (MBIA)...............      781,795
   1,500    Middle Sch. Bldg. Corp. of
            Lawrence Township of Marion
            Cnty. First Mtge. Bonds,
            6.875%, 7/5/11, (MBIA)...............    1,702,365
                                                     7,289,671
            MAINE -- 1.1%
   1,000    Maine Turnpike Auth.
            Turnpike RB, (Ser. 1994),
            7.125%, 7/1/08, (MBIA)...............    1,157,500
            MASSACHUSETTS -- 5.7%
     500    Massachusetts Hsg. Fin.
            Agcy. Hsg. Proj. RB, (1993 Ser. A),
            6.15%, 10/1/15, (AMBAC)..............      504,945
PRINCIPAL
 AMOUNT
  (000)                                              VALUE
            MASSACHUSETTS -- CONTINUED
 $ 5,100    Massachusetts Wtr. Res.
            Auth. General RB, Prerefunded
            @ 102, (1992 Ser. A),
            6.75%, 7/15/02....................... $  5,700,219
                                                     6,205,164
            MINNESOTA -- .5%
     495    Minnesota Hsg. Fin. Agcy.
            Single Family Mtge. Bonds,
            (1994 Ser. H),
            6.70%, 1/1/18........................      515,493
            NEVADA -- 2.0%
     500    Airport Auth. of Washoe Cnty.
            Arpt. Rev. (Tax-Exempt)
            Bonds, (Ser. 1996A),
            5.70%, 7/1/26, (MBIA)................      484,630
   1,575    Clark Cnty. GO (Ltd. Tax)
            Trans. Imp. Bonds, (Ser. 1992A),
            6.50%, 6/1/17, (AMBAC)...............    1,720,939
                                                     2,205,569
            NEW JERSEY -- 1.1%
   1,000    Atlantic Cnty. Imp. Auth.
            Convention Center Bonds,
            (Ser. 1985),
            7.40%, 7/1/16, (MBIA)................    1,188,720
            NEW MEXICO -- 1.0%
            City of Albuquerque Arpt. RB,
            (Ser. 1995 A),
     500    6.35%, 7/1/07, (AMBAC)...............      534,435
     500    7.00%, 7/1/16, (AMBAC)...............      503,815
                                                     1,038,250
            NEW YORK -- 1.4%
   1,000    Dormitory Auth. of the St. of New
            York City Univ. Sys. Consolidated
            Third General Resolution RB,
            (1996 Ser. 1),
            5.50%, 7/1/24, (MBIA) -- WI..........      953,750
     500    The Port Auth. of New York &
            New Jersey Consolidated Bonds
            Fifth Installment,
            (Ninety-Seventh Ser.),
            6.50%, 7/15/19, (FGIC)...............      523,305
                                                     1,477,055

6

                                  EVERGREEN HIGH GRADE TAX FREE FUND
                               STATEMENT OF INVESTMENTS -- (CONTINUED)
(Photo of building with columns)       AUGUST 31, 1996

PRINCIPAL
 AMOUNT
  (000)                                              VALUE
LONG-TERM MUNICIPAL SECURITIES -- CONTINUED
            NORTH DAKOTA -- 2.8%
 $ 3,000    Mercer Cnty. Poll. Ctrl. RRB
            (Basin Elec. Pwr.
            Cooperative-Antelope Valley
            Unit 1 & Common Facs.),
            (Second 1995 Ser.),
            6.05%, 1/1/19, (AMBAC)............... $  3,004,260
            OHIO -- 4.8%
   1,000    Board of Ed. Beavercreek Local Sch.
            Dist. (Cnty. of Greene) Sch. Imp.
            Bonds (Unltd. Tax GO), (Ser. 1996),
            6.60%, 12/1/15, (FGIC)...............    1,106,760
   1,000    Board of Ed. Kings Local Sch.
            Dist. (City of Warren) Sch. Imp.
            Bonds (Unltd. Tax GO), (Ser. 1995),
            7.50%, 12/1/16, (FGIC)...............    1,215,860
   1,500    City of Toledo GO (Ltd. Tax)
            Hsg. Imp. Bonds (Macy's
            Proj.), (Ser. 1995A),
            6.35%, 12/1/25, (MBIA)...............    1,576,815
     500    Ohio Hsg. Fin. Agcy.
            Residential Mtge. RB (GNMA
            Mortgage-Backed Securities Prog.)
            (1995 Ser. A-2),
            6.625%, 3/1/26.......................      509,270
     750    State of Ohio Wtr. Dev. Auth.
            Wtr. Dev. RRB, (1992 Clean
            Wtr. Ser.),
            6.00%, 12/1/16, (MBIA)...............      757,200
                                                     5,165,905
            OKLAHOMA -- 1.4%
   1,500    McGee Creek Auth. Wtr. RB,
            (Ser. 1992),
            6.00%, 1/1/23, (MBIA)................    1,554,570
            PENNSYLVANIA -- 2.1%
   1,000    Pennsylvania Convention
            Center Auth. RB, (1989 Ser. A),
            6.70%, 9/1/16, (FGIC)................    1,102,450
   1,000    Philadelphia Pennsylvania Gas
            Wks. RRB, Prerefunded @ 102,
            (Thirteenth Ser.),
            7.70%, 6/15/01.......................    1,145,140
                                                     2,247,590
            SOUTH CAROLINA -- 4.6%
   3,500    South Carolina St. Ports
            Auth. RB, (Ser. 1991),
            6.625%, 7/1/11, (AMBAC)..............    3,690,960
PRINCIPAL
 AMOUNT
  (000)                                              VALUE
 $ 1,500    South Carolina St. Pub. Svc.
            Auth. RRB, (1993 Ser. C),
            5.00%, 1/1/18, (FGIC)................ $  1,327,275
                                                     5,018,235
            SOUTH DAKOTA -- 3.5%
   3,500    South Dakota Hlth. & Edl.
            Facs. Auth. RRB (St. Luke's
            Midland Regional Med. Center
            Issue), (Ser. 1991),
            6.625%, 7/1/11, (MBIA)...............    3,744,930
            TENNESSEE -- 4.4%
     500    Metropolitan Govt. of
            Nashville & Davidson Cnty.
            Wtr. & Swr. RRB, (Ser. 1993),
            6.50%, 1/1/10, (FGIC)................      550,255
   1,200    The Hlth. & Edl. Facs. Board
            of the City of Bristol Hosp.
            RRB (Bristol Mem. Hosp.),
            (Ser. 1993),
            6.75%, 9/1/07, (FGIC)................    1,353,288
   1,000    The Hlth. & Edl. Facs. Board
            of the Metropolitan Govt. of
            Nashville & Davidson Cnty. Revenue
            Refunding & Imp. Bonds
            (Meharry Med. College Proj.),
            6.00%, 12/1/19, (AMBAC)..............    1,003,640
   1,700    The Hlth., Edl. & Hsg. Facs.
            Board of the Cnty. of Knox
            Hosp. RRB (Fort Sanders
            Alliance Obligated Group),
            (Ser. 1993),
            6.25%, 1/1/13, (MBIA)................    1,811,469
                                                     4,718,652
            TEXAS -- 3.9%
   3,000    City of Austin Arpt. Sys.
            Prior Lien RB, (Ser. 1995A),
            6.125%, 11/15/25, (MBIA).............    2,981,490
   1,000    City of Houston Wtr.
            Conveyance Sys. Contract COP,
            (Ser. 1993H),
            7.50%, 12/15/14, (AMBAC).............    1,213,670
                                                     4,195,160
            UTAH -- 3.4%
   2,500    Board of Ed. of Iron Cnty.
            Sch. Dist. GO Sch. Bldg.
            Bonds, (Ser. 1994),
            6.40%, 1/15/12, (MBIA)...............    2,635,475

                                                                               7

                                EVERGREEN HIGH GRADE TAX FREE FUND
                              STATEMENT OF INVESTMENTS -- (CONTINUED)
(Photo of building with columns)          AUGUST 31, 1996

PRINCIPAL
 AMOUNT
  (000)                                              VALUE
LONG-TERM MUNICIPAL SECURITIES -- CONTINUED
            UTAH -- CONTINUED
 $ 1,000    Salt Lake City, Salt Lake
            Cnty. Arpt. RB,
            (Ser. 1993A),
            6.00%, 12/1/12, (FGIC)............... $  1,009,780
                                                     3,645,255
            VIRGINIA -- 1.5%
   1,500    Industrial Dev. Auth. of the
            Cnty. of Hanover Hosp. RB
            (Mem. Regional Med. Center Proj.
            at Hanover Med. Park), (Ser. 1995),
            6.375%, 8/15/18, (MBIA)..............    1,602,405
            WASHINGTON -- 4.2%
   2,500    City of Tacoma Elec. Sys.
            RRB, (Ser. 1994),
            6.25%, 1/1/15, (FGIC)................    2,572,725
     500    City of Tacoma Elec. Sys.
            RRB, (Ser. 1992),
            6.25%, 1/1/11, (AMBAC)...............      519,285
   1,500    The City of Seattle Muni.
            Light & Pwr. RB, (1995 Ser. A),
            5.70%, 9/1/19, (MBIA)................    1,459,560
                                                     4,551,570
            WISCONSIN -- 6.7%
   4,500    City of Superior Ltd. Oblig.
            RRB (Midwest Energy Res. Co.
            Proj.), (Ser. E-1991),
            6.90%, 8/1/21, (FGIC)................    5,128,335
   2,000    Wisconsin Hlth. & Edl. Facs.
            Auth. RB (Wausau Hosps., Inc.
            Proj.), (Ser. 1991B),
            6.625%, 8/15/11, (AMBAC).............    2,133,160
                                                     7,261,495
            WYOMING -- .9%
   1,000    Sweetwater Cnty. Poll. Ctrl.
            RRB (Idaho Pwr. Co. Proj.),
            (Ser. 1996A),
            6.05%, 7/15/26, (AMBAC)..............      986,320
            PUERTO RICO -- 1.2%
     250    Commonwealth of Puerto Rico GO
            Pub. Imp. Refunding Bonds,
            (Ser. 1995),
            5.65%, 7/1/15, (MBIA)................      249,118
     500    Puerto Rico Elec. Pwr. Auth.
            Pwr. RRB, (Ser. Y),
            6.50%, 7/1/06, (MBIA)................      554,800
PRINCIPAL
 AMOUNT
  (000)                                              VALUE
            PUERTO RICO -- CONTINUED
 $   500    Puerto Rico Hsg. Bank & Fin.
            Agcy. Affordable Hsg. Mtge.
            Subsidy Prog. Single Family
            Mtge. RB, Ptf. I,
            6.10%, 10/1/15, (Collaterialized by
            GNMA, FNMA & FHLMC Certificates)..... $    499,965
                                                     1,303,883
            TOTAL LONG-TERM MUNICIPAL SECURITIES
            (COST $101,119,851)..................  104,339,874
 SHORT-TERM INVESTMENTS -- 3.2%
            FLORIDA -- .2%
     200    Dade Cnty. Hlth. Facs. Auth.
            Hosp. RB (Maimi Children's
            Hosp. Proj.), (Ser. 1990),
            3.90% -- VRDN (LOC: Barnett Bank of
            South Florida, N.A.).................      200,000
            MINNESOTA -- .6%
     700    Beltrami Cnty. Envtl. Ctrl. RRB
            (Northwood Panelboard Co.
            Proj.), (Ser. 1991),
            3.80% -- VRDN (LOC: Union Bank of
            Switzerland).........................      700,000
            NEW YORK -- .3%
     300    The City of New York GO,
            (Fiscal 1995 Ser. B Sub-Ser. B-7),
            3.80% -- VRDN (AMBAC)................      300,000
            NORTH CAROLINA -- 1.2%
     400    Raleigh Durham Arpt. Auth.
            RRB (American Airlines
            Proj.), (Ser. 95A),
            3.55% -- VRDN (LOC: Royal Bank of
            Canada)..............................      400,000
     900    Raleigh Durham Arpt. Auth.
            RRB (American Airlines
            Proj.), (Ser. 95B1),
            3.55% -- VRDN (LOC: Royal Bank of
            Canada)..............................      900,000
                                                     1,300,000
            TEXAS -- .5%
     600    Lone Star Arpt. Imp. Auth.,
            Inc. Multiple Mode Demand RB
            (American Airlines, Inc. Proj.),
            (Issue A of 1984 Ser. A-2),
            3.70% -- VRDN (LOC: Royal Bank of
            Canada)..............................      600,000

8

                                   EVERGREEN HIGH GRADE TAX FREE FUND
                                STATEMENT OF INVESTMENTS -- (CONTINUED)
(Photo of building with columns)          AUGUST 31, 1996

PRINCIPAL
 AMOUNT
  (000)                                              VALUE
SHORT-TERM INVESTMENTS -- CONTINUED
            WYOMING -- .4%
 $   400    Lincoln Cnty. Poll. Ctrl. RB
            (Exxon Corp.), (Ser. 1984B),
            3.80% -- VRDN........................ $    400,000
            TOTAL SHORT-TERM INVESTMENTS
            (COST $3,500,000)....................    3,500,000
 MUTUAL FUNDS -- 1.0%
 SHARES
1,057,000   Lehman Tax Free Money
            Market Fund (at net asset value)
            (COST $1,057,000)...................    1,057,000
            TOTAL INVESTMENTS --
            (COST $105,676,851)..........  100.9%  108,896,874
            OTHER ASSETS AND
            LIABILITIES -- NET...........    (.9)     (995,007)
            NET ASSETS...................  100.0% $107,901,867

Summary of Abbreviations:
COP -- Certificates of Participation
FHLMC -- Federal Home Loan Mortgage Corp.
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
GO -- General Obligation Bonds
RB -- Revenue Bonds
RRB -- Revenue Refunding Bonds
VRDN -- Variable Rate Demand Notes are payable on demand at par on no more than seven calendar days notice given by the Fund to the issuer or other parties not affiliated with the issuer. Interest rates are determined and reset by the issuer daily or weekly depending on the terms of the security. The interest rates presented for these securities are those in effect at August 31, 1996.
WI -- When Issued
  At August 31, 1996, the percentage breakdown of total investments which are insured by municipal bond insurance companies are as follows:
AMBAC -- Insured by American Municipal Bond Assurance
Corp.................................................    23%
FGIC -- Insured by Financial Guaranty Insurance
Corp.................................................    19%
MBIA -- Insured by Municipal Bond Investors Assurance
Corp.................................................    43%
% of Total Investments Insured.......................    85%

(a) -- Security of which $1,000,000 was segregated as collateral for the when issued security.
See accompanying notes to financial statements.
                                                                               9

                                  EVERGREEN HIGH GRADE TAX FREE FUND
                                  STATEMENT OF ASSETS AND LIABILITIES
(Photo of building with columns)              AUGUST 31, 1996

ASSETS:
   Investments at value (identified cost $105,676,851)...........................................................  $108,896,874
   Interest receivable...........................................................................................     1,342,552
   Receivable for Fund shares sold...............................................................................       100,254
   Prepaid expenses..............................................................................................        36,049
         Total assets............................................................................................   110,375,729
LIABILITIES:
   Payable for investments purchased.............................................................................     2,022,708
   Payable for Fund shares repurchased...........................................................................       170,795
   Dividends payable.............................................................................................       152,153
   Accrued expenses..............................................................................................        72,193
   Accrued advisory fee..........................................................................................        28,076
   Distribution fee payable......................................................................................        25,665
   Due to custodian bank.........................................................................................         2,272
         Total liabilities.......................................................................................     2,473,862
NET ASSETS.......................................................................................................  $107,901,867
NET ASSETS CONSIST OF:
   Paid-in capital...............................................................................................  $106,446,200
   Undistributed net investment income...........................................................................       115,656
   Accumulated net realized loss on investment transactions......................................................    (1,880,012)
   Net unrealized appreciation of investments....................................................................     3,220,023
         Net assets..............................................................................................  $107,901,867
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($50,569,134 4,715,330 shares of beneficial interest outstanding)..............................  $      10.72
   Sales charge -- 4.75% of offering price.......................................................................           .53
      Maximum offering price.....................................................................................  $      11.25
   Class B Shares ($32,220,447 3,004,556 shares of beneficial interest outstanding)..............................  $      10.72
   Class Y Shares ($25,112,286 2,341,584 shares of beneficial interest outstanding)..............................  $      10.72

See accompanying notes to financial statements.
10

                               EVERGREEN HIGH GRADE TAX FREE FUND
                                     STATEMENT OF OPERATIONS
(Photo of building with columns)    YEAR ENDED AUGUST 31, 1996

INVESTMENT INCOME:
   Interest........................................................................................               $ 6,526,273
EXPENSES:
   Advisory fee....................................................................................  $  575,456
   Administrative personnel and services fees......................................................      59,073
   Distribution fee -- Class A Shares..............................................................     138,927
   Distribution fee -- Class B Shares..............................................................     258,074
   Shareholder services fees -- Class B Shares.....................................................      86,025
   Custodian fee...................................................................................     100,816
   Transfer agent fee..............................................................................      76,905
   Reports and notices to shareholders.............................................................      51,214
   Registration and filing fees....................................................................      49,627
   Professional fees...............................................................................      25,849
   Insurance.......................................................................................       6,034
   Trustees' fees and expenses.....................................................................       3,640
   Miscellaneous...................................................................................      18,763
                                                                                                      1,450,403
   Less: Advisory fee waiver.......................................................................    (228,548)
         Net expenses..............................................................................                 1,221,855
Net investment income..............................................................................                 5,304,418
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investment transactions....................................................                 1,622,360
   Net decrease in unrealized appreciation on investments..........................................                (1,135,792)
Net gain on investments............................................................................                   486,568
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............................................               $ 5,790,986

See accompanying notes to financial statements.
                                                                              11

                                   EVERGREEN HIGH GRADE TAX FREE FUND
(Photo of building with columns)   STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                EIGHT MONTHS
                                                                                               YEAR ENDED           ENDED
                                                                                             AUGUST 31, 1996   AUGUST 31, 1995
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income...................................................................   $   5,304,418     $   3,187,579
   Net realized gain on investment transactions............................................       1,622,360           437,882
   Net change in unrealized appreciation (depreciation) of investments.....................      (1,135,792)        7,804,353
      Net increase resulting from operations...............................................       5,790,986        11,429,814
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
   Class A Shares..........................................................................      (2,655,984)       (1,935,789)
   Class B Shares..........................................................................      (1,385,989)         (936,437)
   Class Y Shares..........................................................................      (1,262,445)         (315,353)
      Total distributions to shareholders..................................................      (5,304,418)       (3,187,579)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold...............................................................      16,695,647         3,098,389
   Proceeds from shares issued in acquisition of Evergreen National Tax Free Fund..........              --        28,779,194
   Proceeds from reinvestment of distributions.............................................       3,093,850         1,826,205
   Payment for shares redeemed.............................................................     (30,410,409)      (18,339,492)
      Net increase (decrease) resulting from Fund share transactions.......................     (10,620,912)       15,364,296
      Net increase (decrease) in net assets................................................     (10,134,344)       23,606,531
NET ASSETS:
   Beginning of period.....................................................................     118,036,211        94,429,680
   End of period (includes undistributed net investment income of $115,656 and $22,568,
     respectively).........................................................................   $ 107,901,867     $ 118,036,211

See accompanying notes to financial statements.
12

                               EVERGREEN HIGH GRADE TAX FREE FUND
                                     FINANCIAL HIGHLIGHTS
(Photo of building with columns)        CLASS A SHARES

                                                                                EIGHT MONTHS          YEAR ENDED
                                                             YEAR ENDED            ENDED             DECEMBER 31,
                                                           AUGUST 31, 1996    AUGUST 31, 1995#     1994        1993
PER SHARE DATA:
Net asset value, beginning of period....................        $10.69               $9.79         $11.16      $10.42
Income (loss) from investment operations:
  Net investment income.................................           .52                 .34            .52         .54
  Net realized and unrealized gain (loss) on
    investments.........................................           .03                 .90          (1.37)        .81
    Total from investment operations....................           .55                1.24           (.85)       1.35
Less distributions to shareholders from:
  Net investment income.................................          (.52)               (.34)          (.52)       (.54)
  Net realized gain on investments......................            --                  --             --        (.07)
    Total distributions.................................          (.52)               (.34)          (.52)       (.61)
Net asset value, end of period..........................        $10.72              $10.69          $9.79      $11.16
TOTAL RETURN+...........................................          5.2%               12.8%          (7.7%)      13.3%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)...............       $50,569             $58,751        $57,676    $101,352
Ratios to average net assets:
  Expenses **...........................................          .89%               1.06%++        1.01%        .85%
  Net investment income **..............................         4.78%               4.93%++        5.04%       4.99%
Portfolio turnover rate.................................           65%                 27%            53%         14%
                                                            FEBRUARY 21,
                                                            1992* THROUGH
                                                          DECEMBER 31, 1992
PER SHARE DATA:
Net asset value, beginning of period....................        $10.00
Income (loss) from investment operations:
  Net investment income.................................           .51
  Net realized and unrealized gain (loss) on
    investments.........................................           .42
    Total from investment operations....................           .93
Less distributions to shareholders from:
  Net investment income.................................          (.51)
  Net realized gain on investments......................            --
    Total distributions.................................          (.51)
Net asset value, end of period..........................        $10.42
TOTAL RETURN+...........................................          9.4%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)...............       $90,738
Ratios to average net assets:
  Expenses **...........................................          .49%++
  Net investment income **..............................         5.79%++
Portfolio turnover rate.................................            7%

#  The Fund changed its fiscal year end from December 31 to August 31.
*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Initial sales charge is not reflected.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were reimbursed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                                EIGHT MONTHS          YEAR ENDED
                                                             YEAR ENDED            ENDED             DECEMBER 31,
                                                           AUGUST 31, 1996    AUGUST 31, 1995#     1994        1993
      Expenses..........................................         1.09%               1.09%          1.02%       1.07%
      Net investment income.............................         4.58%               4.90%          5.03%       4.77%
                                                            FEBRUARY 21,
                                                            1992* THROUGH
                                                          DECEMBER 31, 1992
      Expenses..........................................         1.11%
      Net investment income.............................         5.17%

See accompanying notes to financial statements.
                                                                              13

                               EVERGREEN HIGH GRADE TAX FREE FUND
                                      FINANCIAL HIGHLIGHTS
(Photo of building with columns)      CLASS B AND Y SHARES

                                                                      CLASS B SHARES                           CLASS Y SHARES
                                                                  EIGHT                     JANUARY 11,                   EIGHT
                                                      YEAR        MONTHS         YEAR          1993*          YEAR        MONTHS
                                                     ENDED        ENDED         ENDED         THROUGH        ENDED        ENDED
                                                   AUGUST 31,   AUGUST 31,   DECEMBER 31,   DECEMBER 31,   AUGUST 31,   AUGUST 31,
                                                      1996        1995#          1994           1993          1996        1995#
PER SHARE DATA:
Net asset value, beginning of period.............     $10.69        $9.79        $11.16         $10.42        $10.69       $9.79
Income (loss) from investment operations:
  Net investment income..........................        .44          .29           .46            .47           .55         .36
  Net realized and unrealized gain (loss) on
    investments..................................        .03          .90         (1.37)           .81           .03         .90
    Total from investment operations.............        .47         1.19          (.91)          1.28           .58        1.26
Less distributions to shareholders from:
  Net investment income..........................       (.44)        (.29)         (.46)          (.47)         (.55)       (.36)
  Net realized gain on investments...............         --           --            --           (.07)           --          --
    Total distributions..........................       (.44)        (.29)         (.46)          (.54)         (.55)       (.36)
Net asset value, end of period...................     $10.72       $10.69         $9.79         $11.16        $10.72      $10.69
TOTAL RETURN+....................................       4.4%        12.3%         (8.2%)         12.4%          5.4%       13.0%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)........    $32,221      $34,206       $32,435        $41,030       $25,112     $25,079
Ratios to average net assets:
  Expenses **....................................      1.64%        1.81%++       1.58%          1.35%++        .64%        .81%++
  Net investment income **.......................      4.03%        4.18%++       4.47%          4.44%++       5.03%       5.18%++
Portfolio turnover rate..........................        65%          27%           53%            14%           65%         27%

                                                   FEBRUARY 28,
                                                      1994*
                                                     THROUGH
                                                   DECEMBER 31,
                                                       1994
PER SHARE DATA:
Net asset value, beginning of period.............     $10.93
Income (loss) from investment operations:
  Net investment income..........................        .46
  Net realized and unrealized gain (loss) on
    investments..................................      (1.14)
    Total from investment operations.............       (.68)
Less distributions to shareholders from:
  Net investment income..........................       (.46)
  Net realized gain on investments...............         --
    Total distributions..........................       (.46)
Net asset value, end of period...................      $9.79
TOTAL RETURN+....................................      (6.3%)
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)........     $4,318
Ratios to average net assets:
  Expenses **....................................       .76%++
  Net investment income **.......................      5.46%++
Portfolio turnover rate..........................        53%

#  The Fund changed its fiscal year end from December 31 to August 31.
*  Commencement of class operations.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized. Contingent deferred sales charge is not reflected.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were reimbursed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                      CLASS B SHARES                           CLASS Y SHARES
                                                                  EIGHT                     JANUARY 11,                   EIGHT
                                                      YEAR        MONTHS         YEAR          1993*          YEAR        MONTHS
                                                     ENDED        ENDED         ENDED         THROUGH        ENDED        ENDED
                                                   AUGUST 31,   AUGUST 31,   DECEMBER 31,   DECEMBER 31,   AUGUST 31,   AUGUST 31,
                                                      1996        1995#          1994           1993          1996        1995#
      Expenses...................................      1.84%        1.84%         1.59%          1.57%          .84%        .84%
      Net investment income......................      3.83%        4.15%         4.46%          4.22%         4.83%       5.15%

                                                   FEBRUARY 28,
                                                      1994*
                                                     THROUGH
                                                   DECEMBER 31,
                                                       1994
      Expenses...................................       .77%
      Net investment income......................      5.45%

See accompanying notes to financial statements.
14

                  EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND
(Evening sunset photo)
A REPORT FROM YOUR
PORTFOLIO MANAGER
STEVEN C. SHACHAT
  The markets both elated and frustrated investors during the
last six months of the Fund's fiscal year. At the start of 1996,    (Photo of
bond prices drifted lower in reaction to mixed economic signals,    Steven C.
despite the fact that the U.S. economy seemed to be following a      Shachat)
slow growth pattern; one generally beneficial for bonds.
Beginning in March, statistics indicating strong job growth and consumers' continued willingness to spend to their debt limits and beyond, propelled the bond market to a state of heightened alert for a resurgence of inflation and a new round of interest rate increases by the Federal Reserve. Throughout the last half of the Fund's fiscal year, however, inflation remained restrained and the Fed chose not to raise or lower interest rates.

  As a consequence of this uncertainty over the economy's direction, yields for both municipal and treasury bonds rose, and prices declined. Long-term government bond yields have gyrated wildly in response to the shifting tone of incoming statistics but, in the end, they've remained in a fairly narrow 6 3/4% to 7 1/4% range. Municipals, aided by a declining supply of tax-free bonds and steady demand from retail buyers, outperformed treasuries.
  During the first half of our fiscal year, we had emphasized both ends of the Fund's limited maturity range. The shortest maturities were emphasized for lower share price volatility and longer maturities for higher yields and capital appreciation potential. We pursued this strategy because we believed that tax-free bonds with maturities in the five- to ten-year range offered the most attractive after-tax yields and total return potential of any bonds in which the Fund is permitted to invest. As market perceptions turned more tentative, emphasis was shifted to those issues bearing lesser qualities of principal volatility. At times, higher levels of cash reserves were established in order to further buffer the portfolio from the consequences of a rising interest rate environment. Throughout the second half of the Fund's fiscal year, investment decisions tended to focus on those issues bearing higher degrees of creditworthiness and strong characteristics of protection from redemption prior to maturity. These more defensive measures caused the Fund's total return to lag over this period.
  Overall, we continue to purchase premium bonds as they can offer us better liquidity, more upside potential, and less volatility than similar securities, such as discount bonds. In addition, diversification remains an important strategy for the Fund, allowing us to spread risk over a number of sectors and geographic areas. Lastly, the Fund's overall credit quality remains high, with over 75% of the bonds in its portfolio rated AAA and AA at fiscal year-end.
  The economy is at a crossroads where growth is concerned. Going forward, we anticipate continued market volatility until the future of economic growth is made more clear. We shall continue to search for attractive value by weighing the maturity characteristics, credit quality, and income potential of each bond we consider for purchase.
  At its fiscal year-end on August 31, 1996, Evergreen Short-Intermediate Municipal Fund's total net assets were $70 million. The table below illustrates the Fund's yields as of August 31. (For additional performance information, please see page 16.)

                                  CLASS Y SHARES      CLASS A SHARES      CLASS B SHARES
30-Day SEC Yield                       3.81%               3.58%               2.80%
Tax-Equivalent Yield*                  5.95%               5.59%               4.38%

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
 *TAX-EQUIVALENT YIELD ASSUMES A 36% FEDERAL TAX BRACKET. TAX-EQUIVALENT YIELD WOULD BE LOWER FOR INVESTORS IN LOWER TAX BRACKETS AND HIGHER FOR INVESTORS IN HIGHER TAX BRACKETS. YIELDS FLUCTUATE.
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
DURING THE PERIOD UNDER REVIEW, THE ADVISER CONTINUED TO VOLUNTARILY WAIVE A PORTION OF ITS ADVISORY FEE. HAD FEE NOT BEEN WAIVED, YIELDS WOULD HAVE BEEN LOWER. FEE WAIVER MAY BE REVISED AT ANY TIME.
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
THE FUND'S INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES AND THE FEDERAL ALTERNATIVE MINIMUM TAX FOR CERTAIN INVESTORS.
CLASS A SHARES ARE SUBJECT TO A MAXIMUM 3.25% FRONT-END SALES CHARGE AND CLASS B SHARES ARE SUBJECT TO A MAXIMUM 5% CONTINGENT DEFERRED SALES CHARGE.
                                                                              15

                  EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND
(Evening sunset photo)
RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND

The graphs below compare a $10,000 investment in the Evergreen
Short-Intermediate Municipal Fund (Class A, Class B and Class Y Shares) with a similar investment in the Lehman Brothers 3 Year Municipal Bond Index ("Index").


CLASS A
ONE YEAR TOTAL RETURN = 0.01%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 2.9%

(Class A chart appears here. Plot points are below.)

1/3/95*     2/28/95     8/31/95    2/29/96     8/31/96

(Customer to fill in plot points)


CLASS B
ONE YEAR TOTAL RETURN = 2.5%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 1.7%

(Class B chart appears here. Plot points are below.)

1/3/95*     2/28/95     8/31/95    2/29/96     8/31/96

(Customer to fill in plot points)


CLASS Y
ONE YEAR TOTAL RETURN = 3.3%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 4.9%

(Class Y chart appears here. Plot points are below.)

11/18/91*     8/31/92    8/31/93   8/31/94  8/31/95     8/31/96

(Customer to fill in plot points)

- - Evergreen Short-Intermediate Municipal Fund
- Lehman Brothers 3 Year Municipal Bond Index

*Commencement of class operations.
 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS ARE NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.

     For the purposes of the graphs and the accompanying tables, it has been assumed that (a) the maximum sales charge of 3.25% was deducted from the initial $10,000 investment in Class A Shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B Shares, assuming full redemption on August 31, 1996; (c) all recurring fees (including investment advisory fees) were deducted; and (d) all dividends and distributions were reinvested.
     The Index is an unmanaged index and includes the reinvestment of income, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
16

                  EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND
                            STATEMENT OF INVESTMENTS
(Evening sunset photo)            AUGUST 31, 1996

PRINCIPAL
 AMOUNT
  (000)                                               VALUE
 LONG-TERM INVESTMENTS -- 98.2%
            ALABAMA -- 1.8%
 $ 1,235    City of Mobile GO RFB,
            (Ser. 1996),
            5.50%, 2/15/00........................ $ 1,271,334
            ALASKA -- 4.4%
   1,045    Municipality of Anchorage GO
            Sch. RFB, (Ser. 1993A),
            5.00%, 2/1/98 (MBIA)..................   1,055,649
   1,950    North Slope Borough GO RFB,
            (Ser. 1988G),
            7.50%, 6/30/97........................   2,005,711
                                                     3,061,360
            ARIZONA -- 1.7%
   1,100    Pima Cnty. GO RFB,
            (Ser. 1992),
            6.55%, 7/1/01.........................   1,188,418
            CALIFORNIA -- 7.2%
   5,000    Los Angeles Unified Sch.
            Dist. Tax GO RB, (Ser. B),
            4.50%, 9/30/97........................   5,025,050
            COLORADO -- 2.7%
   1,000    Arapahoe Cnty. GO RB, Cherry
            Creek Sch. Dist. No.5,
            (Ser. 1995A),
            5.25%, 12/15/02.......................   1,027,390
     865    Colorado Stud. Oblig. Board
            Auth. Stud. Loan RB, (Ser. 1985B),
            6.125%, 12/1/98.......................     882,637
                                                     1,910,027
            CONNECTICUT -- 3.0%
   2,000    Conn St. Spec. Assessment
            Unemployment RFB, (Ser. A),
            5.50%, 11/15/00.......................   2,069,560
            DISTRICT OF COLUMBIA -- 2.2%
   1,500    Dist. of Columbia GO RFB,
            (Ser. 1989B),
            6.625%, 6/1/98........................   1,552,755
            GEORGIA -- 1.5%
   1,000    Muni. Elec. Auth. of Georgia
            Pwr. RB, (Ser. 1986L),
            7.50%, 1/1/98.........................   1,030,140
PRINCIPAL
 AMOUNT
  (000)                                               VALUE
            HAWAII -- 3.7%
 $ 2,500    St. of Hawaii GO,
            (Ser. 1995CJ),
            5.70%, 1/1/03......................... $ 2,613,150
            ILLINOIS -- 2.7%
   1,000    Central Lake Cnty. Joint
            Action Wtr. Agcy. RB,
            Prerefunded @ 102, (Ser. 1990A),
            7.00%, 5/1/00 (AMBAC).................   1,094,890
     300    Illinois Hlth. Facs. Auth.
            RB, Edward Hosp.
            Assoc. Proj., (Ser. 1992),
            6.00%, 2/15/97........................     302,064
     500    Illinois Stud. Assist.
            Commission Stud. Loan RB,
            (Ser. 1992M),
            5.45%, 3/1/97.........................     503,685
                                                     1,900,639
            MAINE -- 1.3%
     915    Maine Edl. Loan Marketing
            Corp. Stud. Loan RB, (Ser. 1988A),
            5.20%, 5/1/97.........................     922,476
            MARYLAND -- 2.6%
     635    Maryland Energy Financing
            Administration Solid Waste
            Disp. RB, Wheelabrator Wtr.
            Technologies Baltimore L.L.C.
            Projs., (Ser. 1996),
            4.80%, 12/1/98........................     636,295
   1,140    Montgomery Cnty. GO Bonds
            Consolidated Pub. Imp. RB,
            (Ser. 1992A),
            5.30%, 7/1/01.........................   1,177,164
                                                     1,813,459
            MASSACHUSETTS -- 6.6%
   1,500    City of Boston GO,
            (Ser. 1995A),
            5.25%, 10/1/02........................   1,538,370
   1,000    Massachusetts Wtr. Poll.
            Abatement Trust RB, MWRA Loan
            Prog., (Ser. 1995A),
            6.00%, 8/1/02.........................   1,059,040
            New England Ed. Loan
            Marketing Corp. Stud. Loan RB,
            (Ser. 1993B),
   1,000    4.75%, 7/1/98.........................   1,003,430
   1,000    5.40%, 6/1/00.........................   1,014,820
                                                     4,615,660

                                                                              17

                  EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
(Evening sunset photo)          AUGUST 31, 1996

PRINCIPAL
 AMOUNT
  (000)                                               VALUE
LONG-TERM INVESTMENTS -- CONTINUED
            MICHIGAN -- 2.2%
  $1,500    Detroit Sewage Disp. Sys. RB,
            (Ser. 1993A),
            4.85%, 7/1/01......................... $ 1,509,540
            MINNESOTA -- 2.9%
   2,030    City of Minneapolis & Hsg. &
            Redev. Auth. of the City of
            St. Paul, Single Family Mtge. RRB,
            (Ser. 1996A),
            5.125%, 6/1/99........................   2,023,687
            MISSOURI -- 2.1%
            North Kansas City Sch. Dist.
            GO, Direct Deposit Prog.,
            (Ser. 1996),
     710    6.70%, 3/1/00.........................     757,542
     665    7.00%, 3/1/99.........................     704,421
                                                     1,461,963
            NEVADA -- 1.5%
   1,000    Las Vegas Valley Wtr. Dist.
            GO (Limited Tax) Wtr. RRB,
            Prerefunded @102, (Ser. 1987),
            7.25%, 11/1/97........................   1,053,360
            NEW JERSEY -- 4.6%
   2,000    New Jersey St. GO,
            (Ser. 1991),
            5.90%, 8/1/02.........................   2,124,160
   1,040    New Jersey St. Trans. Trust
            Fund Auth. Trans. Sys. Bonds,
            (Series 1995B),
            6.00%, 6/15/01 (MBIA).................   1,100,518
                                                     3,224,678
            NEW YORK -- 1.4%
   1,000    New York St. Dorm. Auth.,
            Vasser College RB,
            (Ser. 1995),
            4.375%, 7/1/02........................     987,030
            OHIO -- 1.4%
   1,000    The Stud. Loan Funding Corp.
            (Cincinnati) Stud. Loan RB,
            (Ser. 1993A),
            5.50%, 12/1/01........................   1,016,300
            OKLAHOMA -- 1.1%
     750    Oklahoma Stud. Loan Auth. RRB,
            (Ser. 1992A),
            5.35%, 9/1/96.........................     750,030
PRINCIPAL
 AMOUNT
  (000)                                               VALUE
            OREGON -- 3.1%
  $1,125    Josephine Cnty., Sch. Dist.
            #007 GO,
            5.00%, 6/1/99 (FGIC).................. $ 1,140,784
   1,050    Multnomah Cnty., Sch. Dist.
            #1J GO, (Ser. 1995),
            4.50%, 6/1/01.........................   1,045,936
                                                     2,186,720
            PENNSYLVANIA -- 3.6%
   1,950    Sayre Hlth. Care Facs. Auth.
            RB, Guthrie Healthcare Sys.,
            (Ser. 1991A),
            6.40%, 3/1/99 (AMBAC).................   2,037,243
     500    St. of Pennsylvania GO,
            (Ser. 1971),
            6.00%, 12/15/98.......................     504,635
                                                     2,541,878
            TEXAS -- 7.9%
   1,000    Brazos Higher Ed. Auth.,
            Inc., Stud. Loan RRB,
            (Ser. 1992A),
            5.30%, 12/1/97........................   1,013,220
     500    City of Dallas GO,
            5.90%, 2/15/01........................     524,975
   1,000    City of Houston Pub. Imp. RFB,
            (Ser. 1992C),
            5.70%, 3/1/01.........................   1,041,390
   1,300    Dallas Cnty. Imp. (Ltd. Tax)
            RB, (Ser. 1992A),
            6.00%, 8/15/01........................   1,379,846
   1,000    Northside Independent Sch.
            Dist. (Unlimited Tax) GO,
            (Ser. 1986),
            7.00%, 2/1/98.........................   1,037,360
     505    San Antonio Independent Sch.
            Dist. Pub. Facs. Corp. RB,
            (Ser. 1996),
            5.00%, 10/15/00 (AMBAC)...............     512,105
                                                     5,508,896
            UTAH -- 4.3%
   2,500    Intermountain Pwr. Agcy.,
            Pwr. Supply RFB, (Ser. C),
            6.00%, 7/1/00 (MBIA)..................   2,621,625
     355    Utah Hsg. Fin. Agcy. Single
            Family Mtge. RRB,
            (Ser. 1993A),
            5.20%, 1/1/01.........................     357,439
                                                     2,979,064

18

                  EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
(Evening sunset photo)            AUGUST 31, 1996

PRINCIPAL
 AMOUNT
  (000)                                               VALUE
LONG-TERM INVESTMENTS -- CONTINUED
            VIRGINIA -- 8.8%
 $ 1,205    Chesapeake Pub. Sch. Auth.
            Spec. Oblig. Sch. Financing
            Bonds , (Ser. 1995),
            5.40%, 6/1/05......................... $ 1,232,727
   1,200    Chesapeake Wtr. & Swr.,
            (Ser. 1995A),
            7.00%, 12/1/01........................   1,328,796
   1,000    Virginia Beach GO Pub. Imp. &
            RFB, (Ser. 1994),
            5.70%, 11/1/07........................   1,031,850
   1,000    Virginia Beach GO RFB,
            (Ser. 1992),
            5.90%, 2/1/04.........................   1,057,330
   1,500    Virginia Hsg. Dev. Auth.
            Commonwealth Mtge. Bonds,
            (Ser. 1992B, Subseries B-1),
            6.00%, 1/1/98.........................   1,520,190
                                                     6,170,893
            WASHINGTON -- 7.3%
   2,000    St. of Washington GO,
            (Ser. 93A),
            5.50%, 10/1/03........................   2,072,240
   2,950    St. of Washington GO RB,
            Motor Vehicle Fuel Tax,
            (Ser. R-92D),
            5.60%, 9/1/01.........................   3,068,472
                                                     5,140,712
            WISCONSIN -- 4.6%
   1,000    Milwaukee GO Corporate
            Purpose Bonds, Pub. Imps.,
            (Ser. BZ),
            6.30%, 6/15/01........................   1,067,850
PRINCIPAL
 AMOUNT
  (000)                                               VALUE
            WISCONSIN -- CONTINUED
 $ 1,000    Milwaukee Metropolitan Sewage
            Dist. GO, (Ser. 1989A),
            7.00%, 9/1/01......................... $ 1,099,150
   1,000    Wisconsin St. GO RFB,
            (Ser. 1992),
            6.00%, 5/1/02.........................   1,061,410
                                                     3,228,410
            TOTAL LONG-TERM INVESTMENTS
            (COST $68,458,535)....................  68,757,189
 SHORT-TERM INVESTMENTS -- .7%
            WASHINGTON -- .7%
     500    Pierce Cnty. Econ. Dev. Corp.
            Indl. Pooled Bond Prog.,
            (Ser. 1990),
            3.80%, 9/4/96
            (COST $500,000).......................     500,000
              TOTAL INVESTMENTS --
                 (COST $68,958,535)........  98.9%  69,257,189
              OTHER ASSETS AND
                 LIABILITIES -- NET........   1.1%     770,289
              NET ASSETS................... 100.0% $70,027,478

Summary of Abbreviations:
AMBAC -- Insured by American Municipal Bond Assurance Corp.
FGIC -- Financial Guaranty Insurance Corp.
GO -- General Obligations
MBIA -- Municipal Bond Investors Assurance Corp.
MWRA -- Municipal Water Revenue Authority
RB -- Revenue Bonds
RFB -- Refunding Bonds
RRB -- Refunding Revenue Bonds
See accompanying notes to financial statements.
                                                                              19

                  EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND
                      STATEMENT OF ASSETS AND LIABILITIES
(Evening sunset photo)            AUGUST 31, 1996

ASSETS:
   Investments at value (identified cost $68,958,535).............................................................  $69,257,189
   Interest receivable............................................................................................      953,675
   Receivable for Fund shares sold................................................................................       32,673
   Prepaid expenses...............................................................................................       26,429
         Total assets.............................................................................................   70,269,966
LIABILITIES:
   Dividend payable...............................................................................................      100,512
   Accrued expenses...............................................................................................       45,561
   Payable for Fund shares repurchased............................................................................       32,513
   Due to custodian bank..........................................................................................       28,255
   Accrued advisory fee...........................................................................................       23,126
   Distribution fee payable.......................................................................................       12,521
         Total liabilities........................................................................................      242,488
NET ASSETS........................................................................................................  $70,027,478
NET ASSETS CONSISTS OF:
   Paid-in capital................................................................................................  $70,429,530
   Accumulated net realized loss on investment transactions.......................................................     (700,706)
   Net unrealized appreciation of investments.....................................................................      298,654
         Net assets...............................................................................................  $70,027,478
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($27,721,798 2,750,830 shares of beneficial interest outstanding)...............................       $10.08
   Sales charge -- 3.25% of offering price........................................................................          .34
         Maximum offering price...................................................................................  $     10.42
   Class B Shares ($7,413,156 735,765 shares of beneficial interest outstanding)..................................  $     10.08
   Class Y Shares ($34,892,524 3,464,011 shares of beneficial interest outstanding)...............................  $     10.07

See accompanying notes to financial statements.
20

                  EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND
                            STATEMENT OF OPERATIONS
(Evening sunset photo)    YEAR ENDED AUGUST 31, 1996

INVESTMENT INCOME:
   Interest..........................................................................................              $2,837,285
EXPENSES:
   Advisory fee......................................................................................  $ 287,149
   Distribution fee -- Class A Shares................................................................     13,347
   Distribution fee -- Class B Shares................................................................     52,375
   Shareholder services fees -- Class B Shares.......................................................     17,458
   Registration and filing fees......................................................................     67,347
   Custodian fee.....................................................................................     55,841
   Transfer agent fee................................................................................     55,501
   Professional fees.................................................................................     27,986
   Reports and notices to shareholders...............................................................     15,262
   Insurance.........................................................................................     12,480
   Amortization of organization expenses.............................................................      8,846
   Trustees' fees and expenses.......................................................................      8,457
   Miscellaneous.....................................................................................      2,788
                                                                                                         624,837
   Less: Fee waivers and expense reimbursements......................................................   (140,581)
            Net expenses.............................................................................                 484,256
Net investment income................................................................................               2,353,029
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investments..................................................................                 161,202
   Net change in unrealized appreciation of investment transactions..................................                (564,810)
Net loss on investments..............................................................................                (403,608)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.................................................              $1,949,421

See accompanying notes to financial statements.
                                                                              21

                  EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND
                       STATEMENT OF CHANGES IN NET ASSETS
(Evening sunset photo)

                                                                                               YEAR ENDED         YEAR ENDED
                                                                                             AUGUST 31, 1996    AUGUST 31, 1995
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income..................................................................    $   2,353,029      $   2,318,884
   Net realized gain (loss) on investment transactions....................................          161,202           (713,222)
   Net change in unrealized appreciation of investments...................................         (564,810)           529,821
      Net increase resulting from operations..............................................        1,949,421          2,135,483
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME:
   Class A Shares.........................................................................         (541,615)          (178,721)
   Class B Shares.........................................................................         (229,080)           (96,022)
   Class Y Shares.........................................................................       (1,582,334)        (2,044,141)
      Total distributions to shareholders.................................................       (2,353,029)        (2,318,884)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold..............................................................       37,737,994         25,128,726
   Proceeds from reinvestment of distributions............................................        1,651,747          1,923,116
   Payment for shares redeemed............................................................      (22,410,625)       (26,833,640)
      Net increase resulting from Fund share transactions.................................       16,979,116            218,202
      Net increase in net assets..........................................................       16,575,508             34,801
NET ASSETS:
   Beginning of year......................................................................       53,451,970         53,417,169
   End of year............................................................................    $  70,027,478      $  53,451,970

See accompanying notes to financial statements.
22

                  EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND
                              FINANCIAL HIGHLIGHTS
(Evening sunset photo)        CLASS A AND B SHARES

                                                                                           CLASS A SHARES          CLASS B
                                                                                                    JANUARY 5,      SHARES
                                                                                         YEAR         1995*          YEAR
                                                                                        ENDED        THROUGH        ENDED
                                                                                      AUGUST 31,    AUGUST 31,    AUGUST 31,
                                                                                         1996          1995          1996
PER SHARE DATA:
Net asset value, beginning of period...............................................     $10.17         $9.97        $10.17
Income from investment operations:
  Net investment income............................................................        .43           .30           .34
  Net realized and unrealized gain (loss) on investments...........................       (.09)          .20          (.09)
    Total from investment operations...............................................        .34           .50           .25
Less distributions to shareholders from net investment income......................       (.43)         (.30)         (.34)
  Net asset value, end of period...................................................     $10.08        $10.17        $10.08
TOTAL RETURN+......................................................................       3.4%          5.1%          2.4%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)..........................................    $27,722        $6,820        $7,413
Ratios to average net assets:
  Expenses**.......................................................................       .80%          .70%++       1.67%
  Net investment income**..........................................................      4.05%         4.32%++       3.28%
Portfolio turnover rate............................................................        29%           80%           29%

                                                                                     JANUARY 5,
                                                                                       1995*
                                                                                      THROUGH
                                                                                     AUGUST 31,
                                                                                        1995
PER SHARE DATA:
Net asset value, beginning of period...............................................     $9.97
Income from investment operations:
  Net investment income............................................................       .24
  Net realized and unrealized gain (loss) on investments...........................       .20
    Total from investment operations...............................................       .44
Less distributions to shareholders from net investment income......................      (.24)
  Net asset value, end of period...................................................    $10.17
TOTAL RETURN+......................................................................      4.5%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)..........................................    $6,050
Ratios to average net assets:
  Expenses**.......................................................................     1.58%++
  Net investment income**..........................................................     3.50%++
Portfolio turnover rate............................................................       80%

*  Commencement of class operations.
+ Total return is calculated for the periods indicated and is not annualized. Initial sales charge or contingent deferred sales charge is not reflected.
++ Annualized.
** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were reimbursed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                                           CLASS A SHARES          CLASS B
                                                                                                    JANUARY 5,      SHARES
                                                                                         YEAR         1995*          YEAR
                                                                                        ENDED        THROUGH        ENDED
                                                                                      AUGUST 31,    AUGUST 31,    AUGUST 31,
                                                                                         1996          1995          1996
Expenses...........................................................................      1.11%         1.14%         2.07%
Net investment income..............................................................      3.74%         3.88%         2.88%

                                                                                     JANUARY 5,
                                                                                       1995*
                                                                                      THROUGH
                                                                                     AUGUST 31,
                                                                                        1995
Expenses...........................................................................     2.26%
Net investment income..............................................................     2.82%

See accompanying notes to financial statements.
                                                                              23

                  EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND
                      FINANCIAL HIGHLIGHTS -- (CONTINUED)
(Evening sunset photo)            CLASS Y SHARES

                                                                                             YEAR ENDED AUGUST 31,
                                                                                     1996       1995       1994       1993
PER SHARE DATA:
Net asset value, beginning of period.............................................    $10.17     $10.21     $10.58     $10.33
Income from investment operations:
  Net investment income..........................................................       .43        .46        .47        .49
  Net realized and unrealized gain (loss) on investments.........................      (.10)      (.04)      (.32)       .25
    Total from investment operations.............................................       .33        .42        .15        .74
Less distributions to shareholders:
  From net investment income.....................................................      (.43)      (.46)      (.47)      (.49)
  From net realized gains on investments.........................................        --         --       (.03)        --
  In excess of net realized gain on investment...................................        --         --       (.02)        --
    Total distributions..........................................................      (.43)      (.46)      (.52)      (.49)
  Net asset value, end of period.................................................    $10.07     $10.17     $10.21     $10.58
TOTAL RETURN+....................................................................      3.3%       4.2%       1.4%       7.4%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)........................................   $34,893    $40,581    $53,417    $66,607
Ratios to average net assets:
  Expenses**.....................................................................      .70%       .74%       .58%       .40%
  Net investment income**........................................................     4.27%      4.52%      4.54%      4.73%
Portfolio turnover rate..........................................................       29%        80%        32%        37%

                                                                                   1992||
PER SHARE DATA:
Net asset value, beginning of period.............................................   $10.00
Income from investment operations:
  Net investment income..........................................................      .51
  Net realized and unrealized gain (loss) on investments.........................      .33
    Total from investment operations.............................................      .84
Less distributions to shareholders:
  From net investment income.....................................................     (.51)
  From net realized gains on investments.........................................       --
  In excess of net realized gain on investment...................................       --
    Total distributions..........................................................     (.51)
  Net asset value, end of period.................................................   $10.33
TOTAL RETURN+....................................................................     8.6%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)........................................  $54,470
Ratios to average net assets:
  Expenses**.....................................................................     .17%
  Net investment income**........................................................    4.85%
Portfolio turnover rate..........................................................      57%

|| On November 18, 1991, the Fund was changed to a diversified municipal bond fund with a fluctuating net asset value per share from a non-diversified money market fund with a stable net asset value per share. The shares outstanding at August 31, 1991 and the related per share data are restated to reflect both for a 1 for 2 reverse share split on October 30, 1991 and a 1 for 5 reverse share split on August 19, 1992. Total return calculated after November 18, 1991 reflects the fluctuation in net asset value per share.
+ Total return is calculated for the periods indicated and is not annualized. ** Net of expense waivers and reimbursements. If the Fund had borne all expenses that were reimbursed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                                                 CLASS Y SHARES
                                                                                             YEAR ENDED AUGUST 31,
                                                                                     1996       1995       1994       1993
Expenses.........................................................................      .90%       .86%       .83%       .81%
Net investment income............................................................     4.07%      4.40%      4.29%      4.32%

                                                                                    1992
Expenses.........................................................................     .86%
Net investment income............................................................    4.16%

See accompanying notes to financial statements.
24

                 EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND --
(City view at dusk)            CALIFORNIA
A REPORT FROM YOUR
PORTFOLIO MANAGER
STEVEN C. SHACHAT
  The markets both elated and frustrated investors during the
last six months of the Fund's fiscal year. At the start of 1996,   (Photo of
bond prices drifted lower in reaction to mixed economic signals    Steven C.
despite the fact that the U.S. economy seemed to be following a    Shachat
slow growth pattern; one generally beneficial for bonds.           appears here)
Beginning in March, statistics indicating strong job growth and consumers' continued willingness to spend to their debt limits and beyond propelled the bond market to a state of heightened alert for a resurgence of inflation and a new round of interest rate increases by the Federal Reserve. Throughout the second half of the Fund's year, however, inflation remained restrained and the Fed chose not to raise or lower interest rates.
  As a consequence of this uncertainty over the economy's
direction, yields of both municipal
and treasury bonds rose during this period, and prices declined. Long-term government bond yields have gyrated wildly in response to the shifting tone of incoming statistics but, in the end, they've remained in a fairly narrow 6 3/4% to 7 1/4% range. Municipals, aided by a declining supply of tax-free bonds and steady demand from retail buyers, outperformed treasuries.
  While California's municipal bonds were unable to avoid this rapid adjustment, they were supported by the formidable technical dynamics they have enjoyed for much of the past year. In addition, as the state's economy emerged from its protracted period of retrenchment, market participants sensed a much more positive fundamental backdrop for California municipal bonds. As such, the rise in yields of California tax exempt securities was much more muted than that of their taxable counterparts.
  During the first half of the Fund's fiscal year, we had emphasized both ends of the Fund's limited maturity range. The shortest maturities were emphasized for lower share price volatility and longer maturities for higher yields and capital appreciation potential. We pursued this strategy because we believed that tax-free bonds with maturities in the five- to ten-year range offered the most attractive after-tax yields and total return potential of any bonds in which the Fund is permitted to invest. As market perceptions turned more tentative, emphasis was shifted to those issues bearing lesser qualities of principal volatility. At times, higher levels of cash reserves were established in order to further buffer the portfolio from the consequences of a rising interest rate environment. Throughout the period, investment decisions tended to focus on those issues bearing higher degrees of creditworthiness and strong characteristics of protection from redemption prior to maturity. These more defensive measures caused the Fund's total return to lag over the fiscal period.
  Overall, we continue to purchase premium bonds as they can offer us better liquidity, more upside potential and less volatility than similar securities, such as discount bonds. In addition, diversification remains an important strategy for the Fund, allowing us to spread risk over a number of sectors and geographic areas. Lastly, the Fund's overall credit quality remains high, with over 80% of the bonds in its portfolio rated AAA and AA at fiscal year-end.
  The economy is at a crossroads where growth is concerned. Going forward, we anticipate continued market volatility until the future of economic growth is made more clear. We shall continue to search for attractive value by weighing the maturity characteristics, credit quality, and income potential of each bond we consider for purchase.
  At its fiscal year-end on August 31, 1996, Evergreen Short-Intermediate Municipal Fund -- California's total net assets were $18.9 million. The Fund's 30-day SEC and tax-equivalent yields (Class Y, no-load shares) on August 31, were 3.71% and 6.51%, respectively*. (For additional performance information, please see page 26.)
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
*TAX-EQUIVALENT YIELD ASSUMES A 36% FEDERAL TAX BRACKET AND 11% CALIFORNIA STATE TAX BRACKET. TAX-EQUIVALENT YIELD WOULD BE LOWER FOR INVESTORS IN LOWER TAX BRACKETS AND HIGHER FOR INVESTORS IN HIGHER TAX BRACKETS. YIELDS FLUCTUATE.
SOME OF THE FUND'S INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX FOR CERTAIN INVESTORS.
DURING THE PERIOD UNDER REVIEW, THE ADVISER CONTINUED TO VOLUNTARILY WAIVE A PORTION OF ITS ADVISORY FEE. HAD FEE NOT BEEN WAIVED, YIELDS WOULD HAVE BEEN LOWER. FEE WAIVER MAY BE REVISED AT ANY TIME.
INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. INVESTORS' SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
AS OF AUGUST 31, 1996, THE FUND'S CLASS A SHARES AND CLASS B SHARES HAD NOT YET COMMENCED OPERATIONS.
                                                                              25

                 EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND --
                                   CALIFORNIA
(City view at dusk)
RESULTS TO DATE
PERFORMANCE OF $10,000 INVESTED IN THE
EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND -- CALIFORNIA
The graph below compares a $10,000 investment in the Evergreen
Short-Intermediate Municipal Fund -- California (Class Y Shares) with a similar investment in the Lehman Brothers 3 Year Municipal Bond Index and the Lehman Brothers 5 Year Municipal Bond Index ("Indexes").

CLASS Y
ONE YEAR TOTAL RETURN = 3.2%
AVERAGE ANNUAL COMPOUND
RETURN SINCE INCEPTION = 4.2%

(Class Y chart appears here. Plot points are below.)

10/16/92*   8/31/93   8/31/94   8/31/95    8/31/96

(Customer to fill in plot points.)

-----(black solid rule) LEHMAN BROTHERS 3 YEARS CALIFORNIA MUNICIPAL BOND INDEX
   - -                  LEHMAN BROTHERS 5 YEARS CALIFORNIA MUNICIPAL BOND INDEX
-----(green solid rule) EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND-CALIFORNIA

*Commencement of operations.
 PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE RESULTS. MUTUAL FUNDS ARE NOT OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK AND ARE NOT FEDERALLY INSURED.
     For the purposes of the graph and the accompanying table, it has been assumed that (a) all recurring fees (including investment advisory fees) were deducted; and (b) all dividends and distributions were reinvested.
     The Indices are unmanaged indices and include the reinvestment of income, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund.
26

           EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND -- CALIFORNIA
                            STATEMENT OF INVESTMENTS
(City view at dusk)               AUGUST 31, 1996

PRINCIPAL
 AMOUNT
  (000)                                               VALUE
 LONG-TERM INVESTMENTS -- 93.1%
 $  1,000   Burbank-Glendale-Pasadena
            Arpt. Auth. Arpt. RRB,
            (Ser. 1992),
            5.00%, 6/1/98 (AMBAC)................. $ 1,014,150
      500   California Statewide Cmntys.
            Dev. Auth. COP (Sutter
            Obligated Group),
            5.00%, 8/15/98 (AMBAC)................     507,340
            California Hsg. Fin. Agcy.
            Multi-Unit Rental Hsg. RB,
            (1992 Ser. A),
      325   5.00%, 2/1/97.........................     325,995
      320   5.25%, 2/1/98.........................     322,310
      320   Chino Unified Sch. Dist. GO,
            (Election 1975 Ser. 3),
            5.25%, 2/1/97.........................     321,933
      785   City & Cnty. of San Francisco
            General Purpose Swr. RB,
            Prerefunded @ 101.50,
            (Ser. 1988B),
            7.60%, 10/1/97 (AMBAC)................     827,272
    1,090   City of Los Angeles Judgement
            Oblig. Bonds, (Ser. 1992-A),
            5.00%, 8/1/00.........................   1,107,385
      775   City of Santa Ana; California
            Env. Fin. Corp. COP (Santa
            Ana Recycling Proj.),
            (1996 Ser. A),
            5.25%, 5/1/00 (AMBAC).................     790,469
      650   City of Santa Rosa Wastewater
            RRB, (1992 Ser. B),
            5.10%, 9/1/98 (FGIC)..................     661,622
      565   City of Santa Rosa Wastewater
            Svc. Facs. Dist. 1992
            Refunding Imp. Bonds,
            5.10%, 7/2/98 (AMBAC).................     574,277
    1,000   City of Torrance 1995
            Refunding COP,
            5.00%, 4/1/05 (AMBAC).................     991,700
    1,100   City of Vallejo RB (Wtr. Imp.
            Proj.), (1992 Ser. B),
            6.00%, 11/1/98 (FGIC).................   1,141,734
      685   County of San Bernardino COP
            (West Valley Detention Center
            Proj.), Prerefunded @ 102,
            7.70%, 11/1/98........................     747,431
PRINCIPAL
 AMOUNT
  (000)                                               VALUE
 $  1,000   County of Stanislaus
            Refunding COP (Capital Imp.
            Prog.), (Ser. A of 1996),
            4.50%, 5/1/02 (MBIA).................. $   990,580
      900   East Bay Muni. Util. Dist.
            Wtr. Sys. Subordinated RRB,
            (Ser. 1996),
            6.00%, 6/1/01 (FGIC)..................     953,559
    1,000   Los Angeles Cnty.
            Metropolitan Trans. Auth.
            Proposition C Sales Tax RB
            Second Sr. Bonds,
            (Ser. 1995-A),
            5.90%, 7/1/05 (AMBAC).................   1,068,290
      450   Pico Rivera Pub. Financing
            Auth. 1992 RRB (Wtr.
            Enterprise Proj.), (Ser. A),
            5.70%, 12/1/98 (FGIC).................     464,432
            Rim of the World Unified Sch.
            Dist. 1992 COP (Measure V
            Capital Projs.),
      500   5.10%, 9/1/97 (AMBAC).................     505,615
      500   5.25%, 9/1/98 (AMBAC).................     510,370
    1,000   Sacramento Muni. Util. Dist.
            Elec. RRB, (1993 Ser. D),
            5.25%, 11/15/04 (MBIA)................   1,024,020
      575   San Diego Unified Sch. Dist.
            Pub. Sch. Bldg. Corp. COP
            (1989-1991 Capital Projs.),
            (Ser. 1991 B),
            5.90%, 7/1/97.........................     584,062
      880   San Diego Cnty. Regional
            Trans. Commission Second Sr.
            Sales Tax RB (Ltd. Tax
            Bonds), (1992 Ser. A),
            4.40%, 4/1/01 (FGIC)..................     872,265
      900   State of California Various
            Purpose GO,
            7.00%, 8/1/02 (FGIC)..................   1,004,364
      300   Sunnyvale Financing Auth.
            Utils. RB (Solid Waste
            Materials Recovery & Transfer
            Station), (1992 Ser. B),
            5.10%, 10/1/98 (MBIA).................     305,388
              TOTAL LONG-TERM INVESTMENTS
                   (COST $17,515,707).............  17,616,563

                                                                              27

           EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND -- CALIFORNIA
                    STATEMENT OF INVESTMENTS -- (CONTINUED)
(City view at dusk)                AUGUST 31, 1996

PRINCIPAL
 AMOUNT
  (000)                                               VALUE
 SHORT-TERM INVESTMENTS -- 5.8%
 $    900   County of Orange Irvine Coast
            Assessment Dist. No. 88-1
            Ltd. Oblig. Imp. Bonds,
            3.65% -- VRDN (LOC: Indl. Bank
            of Japan, Ltd., Fuji Bank, Ltd.,
            and Mitsubishi Bank, Ltd., 1/3
            each)................................. $   900,000
      200   Irvine Ranch Wtr. Dist.
            Constituting the Consolidated
            Several GO of Imp. Dist. No.
            103, 105, 109, 121, 140, 161,
            3(203), 221, 250, 261 & 290,
            (Ser. 1993A),
            3.70% -- VRDN (LOC: Bank of
            America)..............................     200,000
              TOTAL SHORT-TERM INVESTMENTS
                 (COST $1,100,000)........          1,100,000
              TOTAL INVESTMENTS --
                 (COST $18,615,707).......   98.9%  18,716,563
              OTHER ASSETS AND
                 LIABILITIES -- NET.......     1.1     198,676
              NET ASSETS --...............  100.0% $18,915,239

Summary of Abbreviations:
AMBAC -- Insured by American Municipal Bond Assurance Corp.
COP -- Certificates of Participation
FGIC -- Insured by Financial Guaranty Insurance Co.
GO -- General Obligations
LOC -- Letter of Credit
MBIA -- Insured by Municipal Bond Investors Assurance
RB -- Revenue Bonds
RRB -- Refunding Revenue Bonds
VRDN -- Variable Rate Demand Notes are payable on demand at par on no more than seven calendar days' notice given by the Fund to the issuer or other parties not affiliated with the issuer. Interest rates are determined and reset by the issuer daily or weekly depending upon the terms of the security. The interest rates presented for these securities are those in effect at August 31, 1996.
See accompanying notes to financial statements.
28

                 EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND --
                                   CALIFORNIA
                      STATEMENT OF ASSETS AND LIABILITIES
(City view at dusk)               AUGUST 31, 1996

ASSETS:
   Investments at value (identified cost $18,615,707).............................................................  $18,716,563
   Interest receivable............................................................................................      261,778
   Receivable for Fund shares sold................................................................................       10,191
   Prepaid expenses...............................................................................................          868
         Total assets.............................................................................................   18,989,400
LIABILITIES:
   Payable for Fund shares repurchased............................................................................       39,543
   Accrued expenses...............................................................................................       22,370
   Dividend payable...............................................................................................        5,748
   Accrued advisory fee...........................................................................................        4,838
   Due to custodian bank..........................................................................................        1,662
         Total liabilities........................................................................................       74,161
NET ASSETS........................................................................................................  $18,915,239
NET ASSETS CONSIST OF:
   Paid-in capital................................................................................................  $19,156,341
   Accumulated net realized loss on investment transactions.......................................................     (341,958)
   Net unrealized appreciation of investments.....................................................................      100,856
         Net assets...............................................................................................  $18,915,239
CALCULATION OF NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
   Class A Shares ($9.98 1 share of beneficial interest issued and outstanding)...................................       $ 9.98
   Sales charge -- 3.25% of public offering price.................................................................          .34
         Maximum offering price...................................................................................  $     10.32
   Class B Shares ($9.98 1 share of beneficial interest issued and outstanding)...................................  $      9.98
   Class Y Shares ($18,915,219 1,895,650 shares of beneficial interest issued and
      outstanding)................................................................................................  $      9.98

See accompanying notes to financial statements.
                                                                              29

                 EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND --
                                   CALIFORNIA
                            STATEMENT OF OPERATIONS
(City view at dusk)       YEAR ENDED AUGUST 31, 1996

INVESTMENT INCOME:
   Interest............................................................................................             $ 959,613
EXPENSES:
   Advisory fee........................................................................................  $109,714
   Custodian fee.......................................................................................    41,391
   Transfer agent fee..................................................................................    23,949
   Professional fees...................................................................................    21,140
   Reports and notices to shareholders.................................................................     8,578
   Insurance...........................................................................................     6,084
   Trustees' fees and expenses.........................................................................     3,787
   Registration and filing fees........................................................................       897
   Miscellaneous.......................................................................................     1,897
                                                                                                          217,437
   Less: Advisory fee waiver...........................................................................   (49,870)
         Net expenses..................................................................................               167,567
Net investment income..................................................................................               792,046
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain on investment transactions........................................................                90,220
   Net decrease in unrealized appreciation of investments..............................................              (259,661)
Net loss on investments................................................................................              (169,441)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................................................             $ 622,605

See accompanying notes to financial statements.
30

                 EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND --
                                   CALIFORNIA
(City view at dusk)     STATEMENT OF CHANGES IN NET ASSETS

                                                                                                     YEAR           YEAR
                                                                                                     ENDED         ENDED
                                                                                                  AUGUST 31,     AUGUST 31,
                                                                                                     1996           1995
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income........................................................................  $   792,046   $  1,004,141
   Net realized gain (loss) on investments......................................................       90,220       (432,178)
   Net change in unrealized appreciation of investments.........................................     (259,661)       279,942
         Net increase resulting from operations.................................................      622,605        851,905
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income -- Class Y Shares......................................................     (792,046)    (1,004,141)
   Net realized gains on investments -- Class Y Shares..........................................           --        (77,128)
         Total distributions to shareholders....................................................     (792,046)    (1,081,269)
FUND SHARE TRANSACTIONS:
   Proceeds from shares sold....................................................................    5,889,030      8,632,605
   Proceeds from reinvestment of distributions..................................................      694,476        954,278
   Payments for shares redeemed.................................................................   (8,860,850)   (16,428,530)
         Net decrease resulting from Fund share transactions....................................   (2,277,344)    (6,841,647)
         Net decrease in net assets.............................................................   (2,446,785)    (7,071,011)
NET ASSETS:
   Beginning of year............................................................................   21,362,024     28,433,035
   End of year..................................................................................  $18,915,239   $ 21,362,024

See accompanying notes to financial statements.
                                                                              31

                 EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND --
                                   CALIFORNIA
                              FINANCIAL HIGHLIGHTS
(City view at dusk)              CLASS Y SHARES

                                                                                             YEAR ENDED AUGUST 31,
                                                                                     1996       1995       1994      1993||
PER SHARE DATA:
Net asset value, beginning of period.............................................    $10.06     $10.09     $10.34     $10.00
Income from investment operations:
  Net investment income..........................................................       .40        .41        .43        .41
  Net realized and unrealized gain (loss) on investments.........................      (.08)        --       (.24)       .34
    Total income from investment operations......................................       .32        .41        .19        .75
Less distributions to shareholders from:
  Net investment income..........................................................      (.40)      (.41)      (.43)      (.41)
  Net realized gain on investments...............................................        --       (.03)      (.01)        --
    Total distributions..........................................................      (.40)      (.44)      (.44)      (.41)
Net asset value, end of period...................................................     $9.98     $10.06     $10.09     $10.34
TOTAL RETURN+....................................................................      3.2%       4.2%       1.8%       7.6%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)........................................   $18,915    $21,362    $28,433    $30,136
Ratios to average net assets:
  Expenses*......................................................................      .84%       .79%       .52%       .30%
  Net investment income*.........................................................     3.97%      4.10%      4.20%      3.96%
Portfolio turnover rate..........................................................       44%        29%        12%        37%

                                                                                   1992||
PER SHARE DATA:
Net asset value, beginning of period.............................................   $10.00
Income from investment operations:
  Net investment income..........................................................      .33
  Net realized and unrealized gain (loss) on investments.........................       --
    Total income from investment operations......................................      .33
Less distributions to shareholders from:
  Net investment income..........................................................     (.33)
  Net realized gain on investments...............................................       --
    Total distributions..........................................................     (.33)
Net asset value, end of period...................................................   $10.00
TOTAL RETURN+....................................................................     3.4%
RATIOS & SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)........................................  $34,452
Ratios to average net assets:
  Expenses*......................................................................     .40%
  Net investment income*.........................................................    3.36%
Portfolio turnover rate..........................................................       --

|| On October 16, 1992, the Fund was converted to a short-intermediate municipal fund with a fluctuating net asset value per share from a money market fund with a stable net asset value per share. The shares outstanding and the related per share data for the fiscal year ended August 31, 1992 are restated to reflect the 1 for 10 reverse share split on October 21, 1992. Total return calculated after October 16, 1992 reflects the fluctuation in net asset value per share.
+ Total return is calculated on net asset value per share for the periods indicated and is not annualized.
* Net of expense waivers and reimbursements. If the Fund had borne all expenses that were assumed or waived by the investment adviser, the annualized ratios of expenses and net investment income to average net assets would have been the following:

                                                                                             YEAR ENDED AUGUST 31,
                                                                                     1996       1995       1994       1993
      Expenses...................................................................     1.09%       .99%       .95%       .98%
      Net investment income......................................................     3.72%      3.90%      3.77%      3.28%

                                                                                    1992
      Expenses...................................................................     .84%
      Net investment income......................................................    2.92%

See accompanying notes to financial statements.
32

                     COMBINED NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- ORGANIZATION AND NATURE OF OPERATIONS
     The Evergreen Tax-Free Funds (the "Funds") are separate series of open-end management companies registered under the Investment Company Act of 1940, as amended (the "Act"). The Evergreen Tax-Free Funds consist of Evergreen High Grade Tax Free Fund ("High Grade"), Evergreen Short-Intermediate Municipal Fund ("Short-Intermediate") and Evergreen Short-Intermediate Municipal
Fund -- California ("California"), known collectively as the Funds. High Grade is a series of the Evergreen Investment Trust. Short-Intermediate and California are each series of the Evergreen Municipal Trust.
     High Grade's objective is to seek a high level of Federally tax free income that is consistent with preservation of capital. Short-Intermediate's investment objective is to achieve as high a level of current income, exempt from Federal income tax other than the Federal alternative minimum tax as is consistent with preserving capital and providing liquidity. California's investment objective is to achieve as high a level of current income exempt from Federal and California income taxes as is consistent with preserving capital and providing liquidity.
     Effective July 7, 1995, High Grade acquired substantially all of Evergreen National Tax-Free Fund's net assets, valued at $28,779,194 through a non-taxable exchange for 2,679,627 shares of High Grade. The net assets of Evergreen National Tax-Free Fund acquired included unrealized appreciation of $528,003. The aggregate net assets of High Grade immediately after the acquisition were $128,792,690.
NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.
     SECURITY VALUATIONS -- Municipal bonds are valued by an independent pricing service taking into consideration yield, liquidity, interest rate risk, credit quality, coupon, maturity, type of issue and any other factors or market data it deems relevant in determining valuations for normal institutional size trading units of debt securities which it believes to reflect the fair value of securities. The independent pricing service does not rely exclusively on quoted prices. Short term securities purchased with remaining maturities of sixty days or less are stated at amortized cost which approximates market value.
     SECURITY TRANSACTIONS -- Security transactions are accounted for on the date purchased or sold. Net realized gains or losses are determined on the identified cost basis.
     INVESTMENT INCOME AND EXPENSES -- Interest income and expenses are accrued daily. Premiums and discounts paid on securities are amortized or accreted into interest income.
     WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The Funds record when-issued or delayed delivery transactions on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.
     DIVIDENDS TO SHAREHOLDERS -- Dividends from net investment income are declared daily and paid monthly. Dividends from net realized capital gains on investments, if any, will be distributed at least annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from the amounts available for distribution under generally accepted accounting principles. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets. As of August 31, 1996, a reclassification has been made for High Grade to increase undistributed net investment income and accumulated net realized loss on investment transactions by $93,088.
     INCOME TAXES -- It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and other net income to its shareholders. Accordingly,
                                                                              33

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES -- continued no provisions for Federal income or excise taxes are necessary. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.
     At August 31, 1996, the Funds had capital loss carryforwards as follows:

                                         EXPIRATION
                              2002           2003          2004
High Grade                 $1,880,012            --            --
Short-Intermediate                 --      $267,515      $433,191
California                         --            --       341,958

     ALLOCATION OF EXPENSES -- Expenses specifically identifiable to a class of shares or to a specific fund in a trust are charged to that class or fund. Expenses common to a trust as a whole are allocated to the funds in that trust. Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.
     USE OF ESTIMATES -- The preparation of financial statements is in accordance with generally accepted accounting principles which requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.
NOTE 3 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES INVESTMENT ADVISORY AGREEMENTS -- First Union National Bank of North
Carolina ("First Union") is entitled to an annual fee of .50 of 1% of High Grade's average daily net assets pursuant to an investment advisory agreement. For the year ended August 31, 1996, First Union voluntarily waived $228,548 of its advisory fee. First Union can modify or terminate this voluntary waiver at any time.
     Pursuant to an agreement with Short-Intermediate's and California's investment adviser, Evergreen Asset Management Corp. ("Evergreen Asset"), a wholly owned subsidiary of First Union, is entitled to an annual fee based on Short-Intermediate's and California's average daily net assets, respectively, in accordance with the following schedule:

                       SHORT-INTERMEDIATE               CALIFORNIA
First $1 billion              0.50%                       0.55 %
Over $1 billion               0.45%                       0.50 %

     Evergreen Asset has agreed to reimburse Short-Intermediate and California to the extent that the Funds' operating expenses (including the investment advisory fee and amortization of organizational expenses but excluding interest, taxes, brokerage commissions, 12b-1 distribution and shareholder services fees and extraordinary expenses) exceed 1.00% of its average daily net assets for any fiscal year. Evergreen Asset waived $17,957 for California under this limitation. In addition, for the year ended August 31, 1996, Evergreen Asset voluntarily waived $109,619 and $31,913 of its advisory fee for Short-Intermediate and California, respectively, and voluntarily reimbursed expenses amounting to $30,962 for Short-Intermediate. Evergreen Asset can modify or terminate these voluntary waivers and reimbursements at any time.
     Lieber & Company, an affiliate of First Union, is the investment sub-adviser to Short-Intermediate and California. Lieber & Company is reimbursed by Evergreen Asset at no additional expense to the Funds.
     Evergreen Asset furnishes Short-Intermediate and California with administrative services as part of their advisory agreements and accordingly, these Funds do not pay a separate administration fee. Furman Selz LLC ("Furman Selz") is each Fund's sub-administrator. As sub-administrator, Furman Selz provides the officers of the Funds. For Short-Intermediate and California, Furman Selz' fee is paid by Evergreen Asset and is not a Fund expense.
34

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 3 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES -- continued
     Evergreen Asset is also High Grade's administrator and Furman Selz is the sub-administrator. Evergreen Asset's and Furman Selz' fees for High Grade are based on the average daily net assets of all of the Funds administered by Evergreen Asset for which First Union or Evergreen Asset is also the investment adviser. These fees are calculated at the following annual rates:

  ADMINISTRATION FEE                 AVERAGE DAILY NET ASSETS
        0.050%                        on the first  $7 billion
        0.035%                        on the next $3 billion
        0.030%                        on the next $5 billion
        0.020%                        on the next $10 billion
        0.015%                        on the next $5 billion
        0.010%                        in excess of $30 billion
SUB-ADMINISTRATION FEE               AVERAGE DAILY NET ASSETS
        0.0100%                       on the first  $7 billion
        0.0075%                       on the next $3 billion
        0.0050%                       on the next $15 billion
        0.0040%                       in excess of $25 billion

     At August 31, 1996, assets for which Evergreen Asset was the administrator for which either Evergreen Asset or First Union was investment adviser totaled approximately $15.7 billion.
     PLANS OF DISTRIBUTION -- The Funds have adopted for their Class A and Class B Shares, Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the Act (see Note 4). Under the terms of the Plans, the Funds may incur distribution-related and shareholder servicing expenses which may not exceed an annual fee of .75 of 1% for Class A Shares and 1% for Class B Shares. The payments for High Grade and Short-Intermediate for Class A Shares were voluntarily limited to .25 of 1% and .10 of 1% of average daily net assets, respectively, for the year ended August 31, 1996. No fee was charged to California's Class A and Class B Shares.
     In connection with their Plans, Short-Intermediate and California have entered into distribution agreements with Evergreen Funds Distributor, Inc. ("EFD"), a subsidiary of Furman Selz whereby Short-Intermediate and California will compensate EFD for its services at a rate which may not exceed an annual fee of .10 of 1% of Class A Share's average daily net assets and an annual fee of 1% of Class B Share's average daily net assets. A portion of the payments under Short-Intermediate's and California's Class B Plans, up to .25 of 1% of average daily net assets may constitute a shareholder service fee. EFD has entered into a Shareholder Services Agreement with First Union Brokerage Services ("FUBS"), an affiliate of First Union, whereby they will compensate FUBS for certain services provided to shareholders and/or maintenance of shareholder accounts relating to each of the Funds' Class B Shares.
     In connection with its Plan, High Grade entered into a distribution agreement with EFD whereby High Grade will compensate EFD for its services at a rate which may not exceed an annual fee of .25 of 1% of Class A average daily net assets and an annual fee of .75 of 1% of Class B average daily net assets. Pursuant to a Shareholder Services Agreement, High Grade compensated FUBS an annual fee of .25 of 1% of Class B average daily net assets for certain services provided to Class B shareholders.
     SALES CHARGES -- EFD has advised the Funds that it has retained $9,050 and $8,464 from front-end sales charges resulting from sales of Class A shares of High Grade and Short-Intermediate, respectively, during the year ended August 31, 1996.
                                                                              35

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 3 -- INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH
AFFILIATES -- continued
     ORGANIZATIONAL EXPENSES -- Organizational expenses of High Grade were initially borne by the Fund's former administrator. High Grade had agreed to reimburse such expenses during the five-year period following February 21, 1992, the date High Grade commenced operations. As a result of a change in the administration agreement, First Union purchased the remaining unreimbursed organizational expenses from the former administrator. As of, and for the year ended August 31, 1996, $12,752 was reimbursed and $4,554 remains to be reimbursed to First Union.
NOTE 4 -- SHARES OF BENEFICIAL INTEREST
     The Funds have an unlimited number of $0.0001 par value shares of beneficial interest authorized, which are divided into classes designated Class A, Class B and Class Y Shares. High Grade's Class A Shares are offered with a front-end sales charge of 4.75%. Short-Intermediate's and California's Class A Shares are offered with a front-end sales charge of 3.25%. The Funds' Class B Shares are offered with a contingent deferred sales charge payable when shares are redeemed which would decline from 5% to zero depending on the period of time the shares are held. Class B Shares will automatically convert to Class A Shares seven years after the date of purchase. Each Fund's Class Y shares are sold without a sales charge and are available only to investment advisory clients of First Union and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994. All classes have identical voting, dividend, liquidation and other rights, except that Class A and Class B Shares bear distribution expenses (see Note 3) and have exclusive voting rights with respect to their distribution plans.
     Transactions in shares of beneficial interest were as follows:

                                                                                YEAR ENDED               EIGHT MONTHS ENDED
                                                                             AUGUST 31, 1996               AUGUST 31, 1995
HIGH GRADE                                                                SHARES         AMOUNT         SHARES        AMOUNT
CLASS A
Shares sold..........................................................      728,801    $  7,875,800        95,059    $ 1,003,763
Shares issued in acquisition of Evergreen National Tax-Free Fund.....           --              --       369,661      3,970,157
Shares issued on reinvestment of distributions.......................      144,023       1,571,241       109,500      1,150,986
Shares redeemed......................................................   (1,652,697)    (17,891,048)     (967,409)   (10,152,313)
Net decrease.........................................................     (779,873)     (8,444,007)     (393,189)    (4,027,407)
CLASS B
Shares sold..........................................................      420,508       4,595,803       112,511      1,186,133
Shares issued in acquisition of Evergreen National Tax-Free Fund.....           --              --       243,174      2,611,688
Shares issued on reinvestment of distributions.......................       75,686         825,507        52,945        556,311
Shares redeemed......................................................     (691,236)     (7,495,373)     (520,448)    (5,459,057)
Net decrease.........................................................     (195,042)     (2,074,063)     (111,818)    (1,104,925)
CLASS Y
Shares sold..........................................................      387,417       4,224,043        85,773        908,492
Shares issued in acquisition of Evergreen National Tax-Free Fund.....           --              --     2,066,792     22,197,350
Shares issued on reinvestment of distributions.......................       63,909         697,102        11,174        118,908
Shares redeemed......................................................     (455,583)     (5,023,987)     (258,812)    (2,728,122)
Net increase (decrease)..............................................       (4,257)       (102,842)    1,904,927     20,496,628
Total net increase (decrease) resulting from Fund share
  transactions.......................................................     (979,172)   ($10,620,912)    1,399,920    $15,364,296

36

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 4 -- SHARES OF BENEFICIAL INTEREST -- continued

                                                                                YEAR ENDED                   YEAR ENDED
                                                                             AUGUST 31, 1996              AUGUST 31, 1995*
SHORT-INTERMEDIATE                                                        SHARES         AMOUNT         SHARES        AMOUNT
CLASS A
Shares sold..........................................................    2,806,176    $ 28,333,550     1,438,502    $14,469,110
Shares issued on reinvestment of distributions.......................       24,978         253,579        16,308        164,891
Shares redeemed......................................................     (750,660)     (7,689,314)     (784,474)    (7,943,982)
  Net decrease.......................................................    2,080,494      20,897,815       670,336      6,690,019
CLASS B
Shares sold..........................................................      291,382       2,967,713       673,520      6,777,013
Shares issued on reinvestment of distributions.......................       16,079         163,265         7,150         72,369
Shares redeemed......................................................     (166,441)     (1,686,967)      (85,925)      (870,798)
  Net increase.......................................................      141,020       1,444,011       594,745      5,978,584
CLASS Y
Shares sold..........................................................      635,204       6,436,731       385,625      3,882,603
Shares issued on reinvestment of distributions.......................      121,645       1,234,903       167,271      1,685,856
Shares redeemed......................................................   (1,283,965)    (13,034,344)   (1,791,852)   (18,018,860)
  Net decrease.......................................................     (527,116)     (5,362,710)   (1,238,956)   (12,450,401)
Total net increase (decrease) resulting from Fund share
  transactions.......................................................    1,694,398    $ 16,979,116        26,125    $   218,202

* For Class A and Class B Shares, the Fund share transaction activity reflects the period January 5, 1995 (commencement of class operations) to August 31, 1995.

                                                                                YEAR ENDED                   YEAR ENDED
                                                                              AUGUST 31, 1996             AUGUST 31, 1995*
CALIFORNIA                                                                 SHARES       AMOUNT         SHARES         AMOUNT
CLASS A
Shares sold............................................................         --    $        --             1    $         10
CLASS B
Shares sold............................................................         --             --             1              10
CLASS Y
Shares sold............................................................    585,998      5,889,030       866,764       8,632,585
Shares issued on reinvestment of distributions.........................     69,176        694,476        96,132         954,278
Shares redeemed........................................................   (882,764)    (8,860,850)   (1,656,210)    (16,428,530)
  Net decrease.........................................................   (227,590)    (2,277,344)     (693,314)     (6,841,667)
Total net decrease resulting from Fund share transactions..............   (227,590)   ($2,277,344)     (693,312)    ($6,841,647)

* For Class A and Class B Shares, the Fund share transaction activity reflects the initial purchase of one share in each class on December 30, 1994. Through August 31, 1996 there were no further transactions.
                                                                              37

                     COMBINED NOTES TO FINANCIAL STATEMENTS
NOTE 5 -- INVESTMENT TRANSACTIONS
     The cost of purchases and proceeds from sales of investments, excluding short-term securities for the year ended August 31, 1996 were as follows:

                              PURCHASES            SALES
High Grade............       $71,766,540        $81,946,077
Short-Intermediate....        39,120,383         14,969,043
California............         8,180,213          9,899,142

     On August 31, 1996, the aggregate cost of investments for federal tax purposes was the same as it was for financial reporting purposes. The composition of unrealized appreciation and depreciation of investment securities was as follows:

                             APPRECIATION        DEPRECIATION           NET
High Grade............        $3,785,801           $565,778          $3,220,023
Short-Intermediate....           443,159            144,505             298,654
California............           154,356             53,500             100,856

NOTE 6 -- CONCENTRATION OF CREDIT RISK
     High Grade and Short-Intermediate invest in obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. The issuers' abilities to meet their obligations may be affected by economic and political developments in a specific state or region. California invests in obligations issued by the State of California and by its political subdivisions and duly constituted authorities. The issuers' abilities to meet their obligations may be affected by economic and political developments in the State of California. Certain debt obligations held by each of the Funds are entitled to the benefit of insurance, standby letters of credit or other guarantees of banks or other financial institutions.
NOTE 7 -- FINANCING AGREEMENT
     Effective July 3, 1996, a financing agreement was put in place with all of the Evergreen Funds and their custodian, State Street Bank and Trust Company (the "Bank"). Under the agreement, the Bank is providing an unsecured line of credit facility, in the aggregate amount of $100 million ($50 million committed and $50 million uncommitted), to be accessed by the Funds for temporary or emergency purposes only and is subject to each participating Fund's borrowing restrictions. Borrowings under this facility bear interest at .75% per annum above the Bank's cost of funds as set periodically by the Bank. A commitment fee of .10% per annum will be incurred on the unused portion of the committed facility which will be allocated to all participating funds. The Funds had no outstanding borrowings during the year ended August 31, 1996.
38

                          INDEPENDENT AUDITORS' REPORT
THE TRUSTEES AND SHAREHOLDERS OF
  EVERGREEN HIGH GRADE TAX FREE FUND
     We have audited the accompanying statement of assets and liabilities, including the statement of investments, for Evergreen High Grade Tax Free Fund as of August 31, 1996, and the related statement of operations for the year ended August 31, 1996, the statements of changes in net assets for the year ended August 31, 1996 and the eight-month period ended August 31, 1995, and the financial highlights for each of the years or periods from February 21, 1992 (commencement of operations) through August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the overall accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen High Grade Tax Free Fund as of August 31, 1996, and the results of its operations, changes in its net assets and the financial highlights for each of the periods listed above, in conformity with generally accepted accounting principles.
                                      KPMG PEAT MARWICK LLP
Pittsburgh, Pennsylvania
October 16, 1996
                                                                              39

                       REPORT OF INDEPENDENT ACCOUNTANTS
TO THE TRUSTEES AND SHAREHOLDERS OF
  EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND AND
  EVERGREEN SHORT-INTERMEDIATE MUNICIPAL FUND -- CALIFORNIA
     In our opinion, the accompanying Statements of Assets and Liabilities, including the Statements of Investments, and the related Statements of Operations and of Changes in Net Assets and the Financial Highlights present fairly, in all material respects, the financial position of Evergreen Short-Intermediate Municipal Fund and Evergreen Short-Intermediate
Fund -- California (the "Funds"), two of the Evergreen Municipal Trust Portfolios, at August 31, 1996, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.
PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
October 18, 1996
               FEDERAL INCOME TAX STATUS OF DIVIDENDS (UNAUDITED)
     100% of the dividends distributed by High Grade, Short-Intermediate and California for the year ended August 31, 1996 are exempt from federal income tax other than alternative minimum tax.
40

                             TRUSTEES AND OFFICERS
                              TRUSTEES:
                              Laurence B. Ashkin*
                              Foster Bam*
                              James S. Howell, Chairman
                              Robert J. Jeffries*+
                              Gerald M. McDonnell
                              Thomas L. McVerry
                              William W. Pettit
                              Russell A. Salton, III M.D.
                              Michael S. Scofield
                              OFFICERS:
                              John J. Pileggi
                              President and Treasurer
                              Joan V. Fiore
                              Secretary
                              Sheryl Hirschfeld
                              Assistant Secretary
                              Donald E. Brostrom
                              Assistant Treasurer
                              Stephen W. St. Clair
                              Assistant Treasurer
                              * Trustees for Evergreen Short-Intermediate
                              Municipal Fund
                               and Evergreen Short-Intermediate Municipal
                              Fund -- California only.
                              + Trustee Emeritus

This brochure must be preceeded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

                               NOT     May lose value
                               FDIC    No bank guarantee
                               INSURED
                               Evergreen Funds Distributor, Inc.

Evergreen(sm) is a Service Mark of Evergreen Asset Management Corp. Copyright 1996, Evergreen Asset Management Corp.

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                                                                10/96